UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Under Rule 14a-12

GLOBAL HEALTHCARE REIT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

X	No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

GLOBAL HEALTHCARE REIT, INC.

d/b/a SELECTIS HEALTH, INC.

8480 E. Orchard Road, Suite 4900

Greenwood Village, Colorado 80111

PROXY STATEMENT

For Annual Meeting of Stockholders

To Be Held May 24, 2021

Solicitation of Proxies:

This Proxy Statement is furnished in connection with solicitation of Proxies on behalf of the Board of Directors of Global Healthcare REIT, Inc., d/b/a Selectis Health, Inc. (the “Company”) to be voted at the annual meeting of stockholders (the “Meeting”) to be held on the 24th day of May, 2021 beginning at 11:00 A.M., Mountain Time.

Due to the COVID-19 pandemic, we will conduct the annual meeting exclusively on the Internet through a portal at: www.virtualshareholdermeeting.com/GBCS2021. The Internet portal will be interactive and live. You will not be able to attend the annual meeting by Internet or in any other manner.

At the Meeting, the stockholders will be asked to consider and vote upon:

(i)	a proposal to elect four (4) nominees as directors of the Company;

(ii)	to ratify the selection of Malone Bailey LLP as the Company’s independent registered public accounting firm for the current fiscal year ending December 31, 2021;

(iii)	to conduct a nonbinding advisory vote on executive officer compensation;

(iv)	to conduct a nonbinding advisory vote on the frequency of nonbinding advisory votes on executive officer compensation in the future;

(v)	to ratify and approve the Company’s proposed Second Amended and Restated Articles of Incorporation in the form attached to this Proxy Statement which will include:

	a.	a provision to change the name of the Company to “Selectis Health, Inc.”

	b.	a provision to increase the Company’s authorized capital stock to consist of 800,000,000 shares of Class A Voting Common Stock, par value $0.05 per share, 200,000,000 shares of Class B Non-Voting Common Stock, par value $0.05 per share, and 500,000,000 shares of preferred stock, $0.01 par value per share.

	c.	a provision to authorize three classes of directorships with staggered terms.

(vi)	to approve the implementation of a reverse split (“Reverse Split”) of the Company’s issued and outstanding Common Stock by a ratio of up to one-for-twelve (1-for-12) as determined in the sole discretion of the Board of Directors;

(vii)	to ratify and approve the Company’s 2021 Equity Incentive Plan and to authorize up to 3,000,000 shares of Class A and Class B shares of Common Stock to be issued pursuant to grants and the exercise of rights under the Plan;

(viii)	and any other business as may properly come before the Meeting or any adjournment thereof (collectively, the “Proposals”).

The Board of Directors unanimously recommends that the stockholders vote FOR all nominees as directors and IN FAVOR of all Proposals.

In the event the Annual Meeting is, for any reason, adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the Annual Meeting. At the adjourned meeting, any business may be transacted which might have been transacted at the original Annual Meeting.

ANY PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE EMAILED OR DELIVERED TO THE SECRETARY, BY RECEIPT OF A PROXY PROPERLY SIGNED AND DATED SUBSEQUENT TO AN EARLIER PROXY, AND BY REVOCATION OF A WRITTEN PROXY BY REQUEST IN PERSON. IF NOT SO REVOKED, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY FORM.

This Statement will be mailed to our Stockholders eligible to vote at the Annual Meeting on or about April 20, 2021 and may also be accessed together with all Proxy Materials on our website at www.proxyvote.com.

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IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

MAY 24, 2021

Proxy materials for our 2021 Annual Meeting of Shareholders are available on the Internet. The Notice of the 2021 Annual Meeting of Shareholders, Proxy Statement, Proxy Card and the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 (“Proxy Materials”) can be accessed at the Company’s website:

www.proxyvote.com

On this site, you will be able to access these Proxy Materials and any amendments or supplements to these Proxy materials that are required to be furnished to stockholders. Information contained on or connected to our website is not incorporated by reference into this proxy statement and should not be considered a part of this proxy statement or any other filing that we file with the United States Securities and Exchange Commission (“SEC”).

In accordance with SEC rules, our shareholders of record at the close of business on April 8, 2021 (“Record Date”) will be mailed the packet of Proxy Materials on or about April 20, 2021. The Notice contains instructions on how to access our Proxy Materials and vote.

ALTERNATIVE VOTING PROCEDURES

In addition to voting by Internet at the time of our Annual Meeting and mailing the attached Proxy Card to the Company, stockholders will also be able to vote by using the internet or by telephone.

To vote by Internet, log onto www.investorvote.com and follow steps outlined on the secure website.

To vote by telephone, call toll free 1-800-690-6903 and follow instructions provided by the recorded message.

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GENERAL MATTERS

Why did I receive these proxy materials?

You received these proxy materials from us in connection with the solicitation of proxies by our Board to be voted at the annual meeting because you owned shares of our common stock as of April 8, 2021. We refer to this date as the record date.

This proxy statement contains important information for you to consider when deciding how to vote your shares at the annual meeting. Please read this proxy statement carefully.

What is the purpose of the annual meeting?

At the annual meeting, our stockholders will act upon the matters outlined in the notice of meeting on the cover of this proxy statement, including;

(i)	a proposal to elect four (4) nominees as directors of the Company; there will be one nominee to serve as a Class I director; one nominee to serve as a Class II director; and two nominees to serve as Class III directors.

(ii)	to ratify the selection of Malone Bailey LLP as the Company’s independent registered public accounting firm for the current fiscal year ending December 31, 2021;

(iii)	to conduct a nonbinding advisory vote on executive officer compensation;

(iv)	to conduct a nonbinding advisory vote on the frequency of nonbinding advisory votes on executive officer compensation in the future;

(v)	to ratify and approve the Company’s proposed Second Amended and Restated Articles of Incorporation in the form attached to this Proxy Statement which will include:

a.	a provision to change the name of the Company to “Selectis Health, Inc.”

b.	a provision to increase the Company’s authorized capital stock to consist of 800,000,000 shares of Class A Voting Common Stock, par value $0.05 per share, 200,000,000 shares of Class B Non-Voting Common Stock, par value $0.05 per share, and 500,000,000 shares of preferred stock, $0.01 par value per share.

c.	a provision to authorize three classes of directorships with staggered terms.

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(vi)	to approve the implementation of a reverse split (“Reverse Split”) of the Company’s issued and outstanding Common Stock by a ratio of up to one-for-twelve (1-for-12) as determined in the sole discretion of the Board of Directors;

(vii)	to ratify and approve the Company’s 2021 Equity Incentive Plan and to authorize up to 3,000,000 shares of Class A and Class B shares of Common Stock to be issued pursuant to grants and the exercise of rights under the Plan;

(viii)	and any other business as may properly come before the Meeting or any adjournment thereof (collectively, the “Proposals”).

The stockholders of the Company have no appraisal rights in connection with any of the proposals described herein.

How many votes must be present to hold the annual meeting?

A quorum must be present at the annual meeting for any business to be conducted. A quorum is the presence at the annual meeting, by internet connection or by proxy, of the holders of at least one-third of the shares of common stock issued and outstanding on the record date. As of the record date, there were 26,866,379 shares of our common stock outstanding and entitled to vote at the annual meeting. Consequently, the presence at the annual meeting, by internet connection or by proxy, of the holders of at least 8,955,460 shares of common stock is required to establish a quorum for the annual meeting. Proxies that are voted “FOR ALL NOMINEES,” “WITHHOLD AUTHORITY FOR ALL NOMINEES,” “FOR ALL EXCEPT,” “FOR” or “AGAINST” on a matter are treated as being present at the annual meeting for purposes of establishing a quorum and are also treated as shares “represented and voting” at the annual meeting with respect to such matter.

Abstentions are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Additionally, shares held by a broker, bank or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes. The effect of abstentions and broker non-votes on each proposal is set forth in more detail under “What vote is required to approve each proposal discussed in this proxy statement, and how are my votes counted?”

What is a proxy?

A proxy is your legal designation of another person to vote the shares that you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Our Board has appointed Lance Baller, referred to as the proxy holder, to serve as proxy for the annual meeting.

Who is participating in this proxy solicitation, and who will pay for its cost?

We will bear the entire cost of soliciting proxies. In addition to this solicitation, our directors, officers and other employees may solicit proxies by use of telephone, facsimile, electronic means, by Internet or otherwise. These persons will not receive any additional compensation for assisting in the solicitation, but may be reimbursed for reasonable out-of-pocket expenses in connection with the solicitation. We will also reimburse brokerage firms, nominees, fiduciaries, custodians and other agents for their expenses in distributing proxy material to the beneficial owners of our common stock.

Could other matters be decided at the annual meeting?

When this proxy statement was filed as a Definitive Proxy Statement, we did not know of any matters to be raised at the annual meeting other than those referred to in this proxy statement. For any other matter that properly comes before the annual meeting, the proxy holders will vote as recommended by our Board or, if no recommendation is given, in their own discretion.

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What is the difference between holding shares as a stockholder of record and as a beneficial stockholder?

If your shares are registered directly in your name with our transfer agent, Equiniti Stock Transfer & Trust Company, you are a stockholder of record of these shares, and you are receiving these proxy materials directly from us. As the stockholder of record, you have the right to mail your proxy directly to us or to vote by Internet at the annual meeting.

Most of our stockholders hold their shares in a stock brokerage account or through a bank or other holder of record rather than directly in their own name. If your shares are held in a brokerage account, by a bank or other holder of record, commonly referred to as being held in “street name,” you are the beneficial owner of these shares and these proxy materials are being forwarded to you by that custodian. See “How do I vote my shares?” below for a discussion of the effect of holding shares of record and as a beneficial stockholder on non-discretionary and discretionary items.

How many votes do I have?

You are entitled to one vote for each share of common stock that you owned on the record date on all matters considered at the annual meeting.

Why did I receive a notice regarding the availability of proxy materials on the Internet?

Rules adopted by the Securities and Exchange Commission (the “SEC”) allow us to provide access to our proxy materials over the Internet. All stockholders will have the ability to access the proxy materials on the website at www.proxyvote.com. Instructions on how to access the proxy materials or to request a printed copy may be found in the Notice.

We also intend to mail the Proxy Materials to all stockholders of record entitled to vote at the Annual Meeting on or about April 20, 2021.

How do I attend the Annual Meeting?

This year’s Annual Meeting will be held entirely online due to the public health concerns regarding the COVID-19 outbreak. You will not be able to attend the Annual Meeting in person. The meeting will be held virtually on May 24, 2021 at 11:00 a.m. Mountain Time. via live audio-only webcast at www.virtualshareholdermeeting.com/GBCS2021 To attend the meeting, you will need the 16-digit control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials. Online check-in will begin at 7:30 a.m. Pacific Time and you should allow ample time for the check-in procedures.The virtual meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. Information on how to vote by Internet before and during the Annual Meeting is discussed below.

How do I ask questions at the virtual Annual Meeting?

During the Annual Meeting, you may only submit questions in the question box provided at www.virtualshareholdermeeting.com/GBCS2021. We will respond to as many inquiries at the Annual Meeting as time allows.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual Annual Meeting audio-only webcast during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting website log-in page.

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What if I cannot virtually attend the Annual Meeting?

You may vote your shares electronically before the meeting by Internet, by proxy or by telephone as described below. You do not need to access the Annual Meeting audio-only webcast to vote if you submitted your vote via proxy, by Internet or by telephone in advance of the Annual Meeting.

How do I vote?

If you are a stockholder of record, you may vote by Internet before or during the Annual Meeting, by telephone or by proxy. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.

●	To vote using the proxy card, simply complete, sign, date and return the proxy card pursuant to the instructions on the card. If you return your signed proxy card before the Annual Meeting, we will vote your shares as directed.

●	To vote over the telephone, dial toll-free 800 690-6903 )using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your telephone vote must be received by 11:59 p.m. Mountain Time on May 24, 2021 to be counted.

●	To vote through the Internet before the meeting, go to www.proxyvote.com and follow the on-screen instructions. Your Internet vote must be received by 11:59 p.m., Mountain Time on May 24, 2021 to be counted.

●	To vote through the Internet during the meeting, please visit www.virtualshareholdermeeting.com/GBCS2021 and have available the 16-digit control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

If your shares are held in “street name” by your broker or bank, you will receive a proxy card with this proxy statement. Like shares held of record, you may virtually vote your shares held in street name by Internet at the annual meeting or by signing and dating the enclosed proxy card.

As a beneficial owner, you must provide voting instructions to your broker, bank or other nominee by the deadline provided in the materials you receive from your broker, bank or other nominee. Whether your shares can be voted by such person depends on the type of item being considered for vote:

●	Non-discretionary items. The election of directors, advisory vote on compensation and frequency of advisory vote, approval of Second Amended and Restated Articles of Incorporation, the Reverse Split and the Equity Incentive Plan are non-discretionary items (each a “Non-Discretionary Item” and collectively “Non-Discretionary Items”) and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners. Thus, if you hold your shares in street name and you do not instruct your broker or bank how to vote on the Non-Discretionary Items, no votes will be cast on your behalf regarding these proposals.

●	Discretionary items. The ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2021, is a discretionary item.

Brokers, banks and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal at their discretion.

If you vote by granting a proxy, the proxy holders will vote the shares of which you are the stockholder of record in accordance with your instructions. If you submit a proxy without giving specific voting instructions, the proxy holders will vote those shares as recommended by our Board.

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Can I change my vote after I return my proxy card?

Yes. Even after you have returned your proxy card, you may revoke your proxy at any time before it is exercised by (i) submitting a written notice of revocation to our Corporate Secretary by email to clneuman@neuman.com, (ii) emailing in a new proxy card bearing a later date or (iii) virtually attending the annual meeting and voting by Internet, which suspends the powers of the proxy holder.

What vote is required to approve each proposal discussed in this proxy statement, and how are my votes counted?

Election of Directors. The affirmative vote of a plurality of the votes of the shares represented at the annual meeting, by Internet or by proxy, and entitled to vote on the election of directors is required for the election of directors. In the vote on the election of four director nominees identified in this proxy statement, you may vote:

●	“FOR ALL” director nominees;

●	“WITHHOLD AUTHORITY FOR ALL” director nominees; or

●	“FOR ALL EXCEPT” either director nominee.

Votes marked “WITHHOLD AUTHORITY FOR ALL” and “FOR ALL EXCEPT” will be counted for purposes of determining the presence or absence of a quorum but have no effect on the outcome of election of directors.

Ratification of Appointment of Independent Registered Public Accounting Firm. The affirmative vote of the holders of a majority of the shares represented at the annual meeting, by Internet or by proxy, and entitled to vote on this proposal is required for approval. In the vote to ratify the appointment of Malone Bailey LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021, you may vote:

●	“FOR;”

●	“AGAINST;” or

●	“ABSTAIN.”

Votes marked “ABSTAIN” will be counted for purposes of determining the presence or absence of a quorum and will have the same effect as a vote “AGAINST” the proposal. However, broker non-votes, which will be counted for purposes of determining the presence or absence of a quorum, will have no legal effect on the outcome of this proposal.

Compensation of the Company’s Principal Officers “SAY ON PAY”. In this non-binding advisory vote shareholders are asked to vote FOR or AGAINST the current compensation practices and policies as they apply to the Company’s Principal Officers, and as more fully described in the body of this document. The results of the vote will be taken under advisement by the Board in its future consideration and development of the Company’s compensation practices, you may vote:

●	“FOR;” or

●	“AGAINST;”

Broker non-votes, which will be counted for purposes of determining the presence or absence of a quorum, will have no legal effect on the outcome of this proposal.

Frequency of “SAY ON PAY” votes. The affirmative vote of the holders of a majority of the shares represented at the annual meeting, by Internet or by proxy, and entitled to vote on this proposal is required to set a one, two or three year interval between shareholder “SAY ON PAY” votes. You may vote:

●	“FOR;” a one, two or three year interval; or

“ABSTAIN”

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Ratification of Second Amended and Restated Articles of Incorporation. The affirmative vote of the holders of a majority of the shares represented at the annual meeting, by Internet or by proxy, and entitled to vote on this proposal is required for approval. In the vote to ratify the adoption of the Second Amended and Restated Articles of Incorporation, you may vote:

●	“FOR;”

●	“AGAINST;” or

●	“ABSTAIN.”

Votes marked “ABSTAIN” will be counted for purposes of determining the presence or absence of a quorum and will have the same effect as a vote “AGAINST” the proposal. However, broker non-votes, which will be counted for purposes of determining the presence or absence of a quorum, will have no legal effect on the outcome of this proposal.

Ratification of Reverse Stock Split. The affirmative vote of the holders of a majority of the shares represented at the annual meeting, by Internet or by proxy, and entitled to vote on this proposal is required for approval. In the vote to ratify the Reverse Stock Split, you may vote:

●	“FOR;”

●	“AGAINST;” or

●	“ABSTAIN.”

Votes marked “ABSTAIN” will be counted for purposes of determining the presence or absence of a quorum and will have the same effect as a vote “AGAINST” the proposal. However, broker non-votes, which will be counted for purposes of determining the presence or absence of a quorum, will have no legal effect on the outcome of this proposal.

Ratification of 2021 Equity Incentive Plan. The affirmative vote of the holders of a majority of the shares represented at the annual meeting, by Internet or by proxy, and entitled to vote on this proposal is required for approval. In the vote to ratify the 2021 Equity Incentive Plan, you may vote:

●	“FOR;”

●	“AGAINST;” or

●	“ABSTAIN.”

Votes marked “ABSTAIN” will be counted for purposes of determining the presence or absence of a quorum and will have the same effect as a vote “AGAINST” the proposal. However, broker non-votes, which will be counted for purposes of determining the presence or absence of a quorum, will have no legal effect on the outcome of this proposal.

May I propose actions for consideration at the next annual meeting of stockholders or nominate individuals to serve as directors?

You may submit proposals for consideration at future stockholder meetings, including director nominations. Please see “Submission of Stockholder Proposals and Other Deadlines for the 2022 Annual Meeting of Stockholders” for more details.

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What is “householding,” and how does it affect me?

The SEC has implemented rules regarding the delivery of proxy materials to households. This method of delivery, often referred to as householding, permits us to send a single annual report and/or a single proxy statement to any household at which two or more different stockholders reside where we believe the stockholders are members of the same family or otherwise share the same address or where one stockholder has multiple accounts. In each case, the stockholder(s) must consent to the householding process. Under the householding procedure, each stockholder continues to receive a separate notice of any meeting of stockholders and proxy card. Householding reduces the volume of duplicate information our stockholders receive and reduces our expenses. We may institute householding in the future and will notify our registered stockholders who will be affected by householding at that time.

Many brokers, banks and other holders of record have instituted householding. If you or your family has one or more street name accounts under which you beneficially own our common stock, you may have received householding information from your broker, bank or other holder of record in the past. Please contact the holder of record directly if you have questions, require additional copies of this proxy statement or our 2020 annual report to stockholders or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding. These options are available to you at any time.

Where may I obtain additional information about the Company or about the annual meeting?

We refer you to our annual report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC, on March 31, 2021. The annual report is not part of the proxy solicitation material.

If you would like to receive any additional information, please contact our Corporate Secretary at clneuman@neuman.com.

Record Date and Outstanding Shares:

The Board of Directors has fixed the close of business on April 8, 2021, as the record date for the determination of holders of shares of outstanding capital stock entitled to notice of and to vote at the Meeting. On April 8, 2021 there were outstanding 26,866,379 shares of common stock, $0.05 par value held by stockholders entitled to vote at the meeting.

Voting Proxies:

A proxy card accompanies this Proxy Statement. All properly executed proxies that are not revoked will be voted at the Meeting, and any postponements or adjournments thereof, in accordance with the instructions contained therein. Proxies containing no instruction regarding the Proposals specified in the form of proxy will be voted for all nominees as directors and in favor of the Proposals. The Meeting may be adjourned and additional proxies solicited, if the vote necessary to approve a Proposal has not been obtained. Any adjournment of the Meeting will require the affirmative vote of the holders of at least a majority of the shares represented, whether by Internet or by proxy, at the Meeting (regardless of whether those shares constitute a quorum).

A stockholder who has executed and returned a proxy may revoke such proxy at any time before it is voted at the Meeting by executing and returning a proxy bearing a later date, by filing written notice of such revocation with the Secretary of the Company stating the proxy is revoked, or by attending the Meeting and voting by Internet. Mere attendance at the Meeting will not revoke a properly executed proxy.

Quorum and Required Vote:

Quorum: The holders of one-third of the shares of Common Stock issued and outstanding on the Record Date and entitled to vote at the Meeting shall constitute a quorum of the transactions of business at the Meeting. Shares of Common Stock present by Internet or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the Meeting. Broker non-votes will not be considered present at the meeting for purposes of determining a quorum.

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Required Vote: At the Meeting, the holders of Common Stock on the Record Date will be entitled to one vote per share on each matter of business properly brought before the Meeting including one vote per share on each of the nominees for director and the Proposals.

Holders of Common Stock have the right to elect four (4) members of the Board of Directors, as proposed in the “Director Election Proposal.” Every holder of Common Stock on the Record Date shall have the right to vote, by Internet or by proxy, the number of shares of Common Stock owned, for as many persons as there are directors to be elected at that time. Cumulative voting in the election of directors is not permitted. Directors will be elected by a plurality of the votes cast for the election of directors.

All other matters to be approved will require the affirmative vote of a majority of the shares represented and voted at the meeting.

Abstentions will have the legal effect of a withheld vote in the election of Directors; abstentions will have the legal effect of a vote against a Proposal on all other matters. Broker non-votes will not be counted as votes either “for” or “against” any matter coming before the Meeting.

Votes by Directors, Officers, and Affiliates: At the Record Date, directors, officers, and affiliates of the Company had the right to vote through proxy, beneficial ownership or otherwise 4,556,071 shares of Common Stock, or 17% of the issued and outstanding Common Stock. The Company has been advised that the directors, officers, and affiliates of the Company intend to vote FOR all nominees for director and IN FAVOR of all other Proposals described in this Proxy Statement. All these directors, officers, and affiliates of the Company will have an interest in the election of directors.

Proxy Solicitation and Expenses:

The costs of filing and printing this Proxy Statement and the materials used in this solicitation will be borne by the Company. Solicitation of Proxies may be made by mail by directors, officers and employees of the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, facsimile, telegraph, and by directors, officers and regular employees of the Company, without special compensation therefore; except that directors, officers and employees of the Company may be reimbursed for out-of-pocket expenses in connection with any solicitation of proxies. The Company will request banking institutions, brokerage firms, custodians, trustees, nominees, and fiduciaries to forward solicitation material to the beneficial holders or owners of Common Stock held of record by such persons, and the Company will reimburse reasonable forwarding expenses upon the request of such record holders.

Although the Company does not anticipate retaining a proxy solicitation firm to aid in solicitation of Proxies from its stockholders, if such a firm is retained, it would be paid customary fees and would be reimbursed for out-of-pocket expenses.

YOU SHOULD NOT SEND CERTIFICATES WITH YOUR PROXY CARD.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to beneficial ownership of our common stock by:

*	each person who beneficially owns more than 5% of the common stock;
*	each of our executive officers;
*	each of our directors and director nominees; and
*	all executive officers and directors as a group.

The table shows the number of shares owned as of April 8, 2021 and the percentage of outstanding common stock owned as of April 8, 2021. Beneficial ownership is based on information provided to us, and the beneficial owner has no obligation to inform us of or otherwise report any changes in beneficial ownership. Except as indicated, and subject to community property laws when applicable, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

		Shares Beneficially Owned
Title Of Class	Name & Address of Beneficial Owner	Number	Percent (1)(5)

Common Stock

	Christopher R. Barker 8480 E. Orchard Road, Ste. 4900 Greenwood Village, CO. 80111	751,341	2.8%

	Brandon Thall 8480 E. Orchard Road, Ste. 4900 Greenwood Village, CO. 80111	-0-	-0-

	Clifford L. Neuman 6800 N. 79th St., Ste. 200 Niwot, CO 80503	991,762 (2)	4.0%

	Lance Baller 8480 E. Orchard Rd., Ste. 4900 Greenwood Village, CO 80111	2,510,145 (3)	9.3%

	Zvi Rhine 401 E. Ontario St., #2301 Chicago, Ill. 60611	2,402,575 (4)	8.7%

	Adam Desmond PO Box 2036 Carbondale, CO 81623	302,823	1.1%

	All Officers and Directors as a Group (5 persons)	4,556,071	17%

(1)

Shares not outstanding but beneficially owned by virtue of the individuals’ right to acquire them as of the date of this annual report or within sixty days of such date, are treated as outstanding when determining the percent of the class owned by such individual.

(2)	Includes 862,974 shares owned individually; and 128,788 shares owned of record Mindfulness Peace Project (formerly Ratna Foundation), of which Mr. Neuman is a Director, as to which Mr. Neuman disclaims beneficial ownership for purposes of Section 16 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(3)	Includes 1,614,654 shares owned individually, 266,156 shares owned by High Speed Aggregate, Inc. of which Mr. Baller is an owner and control person, but disclaims beneficial ownership for purposes of Section 16 under the Exchange Act, 629,335 shares owned by Ultimate Investments Corp., Inc. of which Mr. Baller is an owner and control person, but disclaims beneficial ownership for purposes of Section 16 under the Exchange Act.

(4)	Includes 1,752,575 shares owned individually which includes warrants exercisable to purchase 50,000 shares and options exercisable to purchase 600,000 shares.

(5)	Based on 26,866,379 shares issued and outstanding on April 8, 2021.

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PROPOSAL NO. 1:

DIRECTOR ELECTION PROPOSAL

Upon the adoption of the Second Amended and Restated Articles of Incorporation, the Board of Directors, shall be divided into three classes, as nearly equal in number as possible, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The initial division of the Board of Directors into classes shall be made by the decision of the affirmative vote of a majority of all directors. Class I directors shall initially serve until the first annual meeting of stockholders following the effectiveness of the Second Amended and Restated Articles; Class II directors shall initially serve until the second annual meeting of stockholders following the effectiveness of the Second Amended and Restated Articles; and Class III directors shall initially serve until the third annual meeting of stockholders following the effectiveness of the Second Amended and Restated Articles. Commencing with the first annual meeting of stockholders following the effectiveness of the Second Amended and Restated Articles, directors of each class the term of which shall then expire shall be elected to hold office for a three-year term and until the election and qualification of their respective successors in office. In case of any increase or decrease, from time to time, in the number of directors, the number of directors (other than Preferred Stock Directors) in each class shall be apportioned as nearly equal as possible, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

Each of the persons nominated to hold office provided below is currently a member of the Board of Directors. Unless authority to vote in the election of directors is withheld, it is the intention of the persons named in the proxy to nominate and vote for the three persons named in the table below, each of who has consented to serve if elected. In the event that by reason of contingencies not presently known to the Board of Directors, one or all of the nominees should become unavailable for election, the proxies will be voted for such substitute as shall be designated by the Company’s Board of Directors. In completing the enclosed proxy card, if a stockholder decides to withhold authority to vote for any of the director nominees, such stockholder should mark the WITHHOLD box and line through such nominee(s) name in Proposal 1 of the proxy card.

Directors are elected by a plurality of votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

Directors Desmond and Neuman are “non-executive” directors, denoting that they are neither officers nor employees of the Company. There are no family relationships between or among any of the directors of the Company.

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Nominees for Election at the Meeting:

Class I

Name	Age	Present Position with the Company
Clifford Neuman	72	Director and Secretary

Class II

Name	Age	Present Position with the Company
Adam Desmond	50	Director

Class III

Name	Age	Present Position with the Company
Lance Baller	47	Director, CEO
Christopher R. Barker	53	Director, President, COO

Certain biographical information regarding the director nominees is listed below.

Lance Baller serves as a director and sole or principal shareholder of several privately owned businesses, including Baller Enterprises, Inc. from 1993 to the present (personal holding company), High Speed Mines, LLC and High Speed Aggregate, LLC (gold, sand, rock and gravel mining), RM Investments, LLC (fast food real estate), HSA Bedrock, LLC (landscape material supply) and Baller Family Foundation, Inc. (personal family foundation). He is also the co-founder, former CEO and President of Iofina plc, a technology leader in the production of iodine and iodine derivatives, where he continues to serve as Chairman. He is the former managing partner of Shortline Equity Partners, Inc. (2004 to 2010), a mid-market merger and acquisitions consulting and investment company. Mr. Baller is also the former Managing Partner of Elevation Capital Management, LLC (2005 to 2010) and is the former alternative investment hedge fund manager of the Elevation Fund. He is also a former Vice-President of Corporate Development and Communications (2003 to 2004) of Integrated Biopharma, Inc. and prior to that a vice-president of the investment banking firms UBS and Morgan Stanley. He was also a director of Equal Earth, Inc. (2013 to 2014). He has served on numerous boards of directors of both private and public companies, including Index Asset Management, Inc., where he has served on the Board of Trustees since 2014.

Clifford L. Neuman has been engaged as a principal in his own law firms for over 47 years, emphasizing corporate and securities law in the representation of companies in matters of corporate finance, mergers, acquisitions, reorganizations and public and private offerings. Mr. Neuman has served on the boards of directors of numerous public, private and non-profit companies and has been actively involved in the process of capital formation on behalf of his clients for many years. He is also the President of Gemini Gaming, Inc., which owns and operates a gaming casino in Blackhawk, Colorado. He currently serves as a Director and CEO of Mindfulness Peace Project, f/k/a Ratna Foundation, a non-profit charitable foundation, and a member of the Governing Council of Shambhala Mountain Center, a non-profit retreat center in Red Feather Lakes, Colorado. Mr. Neuman received his Juris Doctorate degree from the University of Pennsylvania (1973) and his Bachelor of Arts degree, magna cum laude from Trinity College, Hartford, Connecticut (1970), where he was elected to Phi Beta Kappa.

Adam Desmond is the founder and CEO of Needle Rock Capital, an investment banking firm located in Carbondale, Colorado. Prior to founding Needle Rock Capital, Mr. Desmond founded ASG Securities in 1998 that focused exclusively on small/mid-cap banks and thrift markets. In 2004 ASG Securities became FIG Partners LLC which expanded the business from a sales and trading platform to a full-service investment banking firm. Mr. Desmond assembled a team of principals at Fig Partners that raised over $2.5 billion in equity since 2007 and completed more than 95 whole bank transactions throughout the United States, with offices in Chicago, Los Angeles, San Francisco, Dallas, New Jersey and Charlotte, employing over 60 people. Mr. Desmond began his career at the Chicago Mercantile Exchange in the financial quadrant and went on to Raymond James and Associates where he helped develop a high yield fixed income department. Mr. Desmond enjoys supporting and servicing many charitable organizations, including helping fund the building of a school in the Philippines through St. Mary’s Catholic Church in Aspen, Colorado. Mr. Desmond is a graduate of the University of Wisconsin – Madison with a Bachelor of Arts in International Economics and Political Science.

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Randy Barker is a co-founder and part of the Management Group at Graphium Health, a mobile, cloud-based software platform for anesthesia related to compliance, billing, revenue cycle management, electronic data capture and operational excellence. Mr. Barker served as the CEO of Graphium Health from 2011 to 2016. Mr. Barker is also a co-founder/partner of empathiHR, launched in 2020 as a video based learning management/content management platform hybrid producing custom courses leveraging industry subject matter experts that enable businesses to manage compliance needs, and offer quality learning for their organization. He is also the co-founder/partner of HR Vids, launched in 2019 as a software platform that leverages video to assist with hiring, engagement and retention in high-turnover industries.

Randy is a graduate of Roberts Wesleyan College with a Bachelor of Arts degree in Communications, with a concentration in Business. He also volunteers with a number of charities including being a Board Member of an orphanage in Kenya, as well as working with a private Christian school in Nicaragua.

Brandon L. Thall, has over 10 years experience in the financial planning and analysis (“FP&A”) field offering proven success in creating, executing, planning and scheduling all aspects of FP&A, budget, strategic planning, business intelligence, portfolio management and regulatory compliance. From December, 2019 to August, 2020, Mr. Thall held the position of FP&A Manager at Trinidad Benham Corp. and was responsible for establishing and growing that company’s FP&A team. Prior to holding this position Mr. Thall was the Director of FP&A, Underwriting and Business Intelligence for Delta Dental of Colorado. Prior to 2015 Mr. Thall held numerous positions as a Director, Vice President and Senior Analyst positions at various high profile companies.Mr. Thall received a Bachelor of Arts degree in Economics from Colorado State University in 2006 and a Masters of Business Administration from the University of Denver, Daniels College of Business in 2010.

There are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent (5%) of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

During the last ten (10) years, no director or officer of the Company has:

a.	had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

b.	been convicted in a criminal proceeding or subject to a pending criminal proceeding;

c.	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

d.	been found by a court of competent jurisdiction in a civil action, the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Certain Relationships with Related Parties

Any transactions between the Company and its officers, directors, principal stockholders, or other affiliates have been and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties on an arms-length basis and will be approved by a majority of the Company’s independent, outside disinterested directors.

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Meetings and Committees of the Board of Directors

The Board’s Role in Risk Oversight

Assessing and managing risk is the responsibility of the management of the Company. However, the Board has an active role, as a whole, and also at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. Under its charter, the Audit Committee reviews and discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. In addition, the Audit Committee oversees risks related to the Company’s financial statements, the financial reporting process, accounting, tax and legal matters as well as liquidity risks and guidelines, policies and procedures for monitoring and mitigating risks. The Audit Committee meets regularly in executive sessions without the Company’s independent registered public accounting firm and without management. In addition, the Audit Committee reviews and discusses with management and the Company’s independent registered public accounting firm any major issues as to the adequacy of the Company’s internal controls, any special steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting. The Audit Committee also meets with our internal controls and Sarbanes-Oxley compliance consultant, as well as our independent reserve engineering firm, and reviews related party transactions for potential conflicts of interest.

The Compensation and Nominating Committee manages risks associated with executive compensation and the independence of the Board, and meets regularly in executive sessions without management. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.

a. Meetings of the Board of Directors

Board Meetings and Compensation

During the fiscal year ended December 31, 2020, meetings of the Board of Directors were held telephonically, and business of the board was also conducted by written unanimous consent. There were eight (8) meetings of the Board during 2020. A quorum was present at all Board meetings. Directors are entitled to reimbursement of their expenses associated with attendance at such meeting or otherwise incurred in connection with the discharge of their duties as a Director.

During fiscal 2020, the entire Board of Directors assumed all responsibilities of the Audit, Compensation and Nominating Committees. The board had no formal standing committees, but plans to create those committees when it determines that those committees would be beneficial. Members of the Audit, Compensation or Nominating Committees will receive any additional compensation for his service as a member of that Committee which will be determined at the time the standing committees are established.

Director Compensation Plan

During fiscal 2014, the Board adopted the Director Compensation Plan (the “Plan”), pursuant to which each non-employee Director of the Company, whether or not independent, was entitled to an annual grant of restricted common stock in compensation for services during the year of grant, determined as follows:

1.	The grant to each Director consisted of restricted shares of common stock of the Company having a Market Value equal to $30,000. For the purposes of the Plan, “Market Value” shall mean the closing price of the Company’s common stock on its principal trading market on a date determined by the Board of Directors.

2.	All shares granted to Directors under the Plan vested ratably at the rate of 1/12th per month for each month of service during the year.

3.	Should the Company determine that it is obligated to withhold payroll taxes from the Award, the undersigned Director will consent to the Company reducing the Award to the extent necessary to satisfy such obligation. Should the Company not withhold payroll taxes, each Director receiving a grant under the Plan shall be responsible for any and all federal, state or local taxes assessed as a result of such grant and shall indemnify, defend and hold harmless the Company for any liability therefore.

The fourth grant date was January 23, 2018, and consisted of 93,750 shares of common stock to each of the six Directors, for a total of 562,500 shares issued under the Plan for 2018. The fifth grant date was March 1, 2019 and consisted of 90,909 shares of common stock valued at $0.33 per share issued to each of Baller, Desmond and Neuman. Mr. Rhine was compensated through his Employment Agreement and did not participate in the Director Compensation Plan.

In January 2020, the Board amended the Plan to provide each non-employee director was entitled to receive annual fees of $30,000 payable in cash or stock at market value. The Plan was further amended to be fully payable 100% in cash quarterly in arrears.

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The following table summarizes director compensation paid for the year ended December 31, 2020:

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash	Stock Awards		Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Lance Baller	30,000-		$-	-	-	-	-	$30,000
Zvi Rhine	-		$-	-	-	-	-	$-
Clifford Neuman	30,000	$		-	-	-	-	$30,000
Adam Desmond	30,000	$		-	-	-	-	$30,000

Director Independence

Our common stock is listed on the OTCPink inter-dealer quotation systems, which does not have director independence requirements. Nevertheless, for purposes of determining director independence, we have applied the definition set forth in NASDAQ Rule 4200(a)(15). Mr. Adam Desmond would be considered “independent” under the NASDAQ rule.

Audit Committee

The Board as a whole served as the audit committee. We intend to establish a standing audit committee in the second quarter of 2021. When established, the audit committee will be comprised of exclusively persons who are “independent” within the meaning of the NYSE American, LLC’s listing standards and Item 407(a) of Regulation S-K. and at least one member who qualifies as an “audit committee financial expert” within the meaning of within the meaning of Item 407(d)(5) of Regulation S-K. For this purpose, an audit committee member is deemed to be independent if he does not possess any vested interests related to those of management and does not have any financial, family or other material personal ties to management.

The committee is responsible for accounting and internal control matters. The audit committee:

-	reviews with management and the independent auditors policies and procedures with respect to internal controls;

-	reviews significant accounting matters;

-	approves any significant changes in accounting principles of financial reporting practices;

-	reviews independent auditor services; and

-	recommends to the board of directors the independent registered public accounting firm to audit our consolidated financial statements.

In addition to its regular activities, the committee is available to meet with the independent registered public accounting firm or controller whenever a special situation arises.

The Audit Committee of the Board of Directors will adopt a written charter, which, when adopted, will be filed with the Commission.

Compensation Advisory Committee

The Board as a whole served as the compensation committee. We intend to establish a standing compensation committee in the second quarter of 2021. When established, the compensation committee will be comprised of exclusively persons who are “independent” within the meaning of the NYSE American, LLC’s listing standards and Item 407(a) of Regulation S-K.

The composition of the compensation advisory committee has not been determined.

The compensation advisory committee did not meet during fiscal 2020. The compensation advisory committee will, when established:

-	recommend to the board of directors the compensation and cash bonus opportunities based on the achievement of objectives set by the compensation advisory committee with respect to our chairman of the board and president, our chief executive officer and the other executive officers;

-	administer our compensation plans for the same executives;

-	determine equity compensation for all employees;

-	review and approve the cash compensation and bonus objectives for the executive officers; and

-	review various matters relating to employee compensation and benefits.

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Nomination Process

The Board of Directors has not appointed a standing nomination committee and intends to do so during the second quarter of 2021. The process of determining director nominees has been addressed by the board as a whole, which consists of four members. The board has not adopted a charter to govern the director nomination process. The Company intends to establish a standing Nomination Committee in the second quarter of 2021.

The board of directors has not adopted a policy with regard to the consideration of any director candidates recommended by security holders, since to date the board has not received from any security holder a director nominee recommendation. The board of directors will consider candidates recommended by security holders in the future. Security holders wishing to recommended a director nominee for consideration should contact Mr. Lance Baller, President, at the Company’s principal executive offices located in Greenwood Village, Colorado and provide to Mr. Baller, in writing, the recommended director nominee’s professional resume covering all activities during the past five years, the information required by Item 401 of Regulation S-K, and a statement of the reasons why the security holder is making the recommendation. Such recommendation must be received by the Company before December 31, 2021.

The board of directors believes that any director nominee must possess significant experience in business and/or financial matters as well as a particular interest in the Company’s activities.

Shareholder Communications

Any shareholder of the Company wishing to communicate to the board of directors may do so by sending written communication to the board of directors to the attention of Mr. Lance Baller, President, at the principal executive offices of the Company. The board of directors will consider any such written communication at its next regularly scheduled meeting.

Any transactions between the Company and its officers, directors, principal shareholders, or other affiliates have been and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties on an arms-length basis and will be approved by a majority of the Company’s independent, outside disinterested directors.

Code of Ethics

Our Board of Directors adopted a Code of Business Conduct and Ethics for all of our directors, officers and employees during the fiscal year ended June 30, 2004. We will provide to any person without charge, upon request, a copy of our Code of Business Conduct and Ethics. Such request should be made in writing and addressed to Investor Relations, Global Healthcare REIT, Inc., at the Company’s principal executive offices located in Greenwood Village, Colorado. Further, our Code of Business Conduct and Ethics was filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004 and can be reviewed on the website maintained by the SEC at www.SEC.gov.

There are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent (5%) of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Any transactions between the Company and its officers, directors, principal shareholders, or other affiliates have been and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties on an arms-length basis and will be approved by a majority of the Company’s independent, outside disinterested directors.

Indemnification and Limitation on Liability of Directors

The Company’s Articles of Incorporation provide that the Company shall indemnify, to the fullest extent permitted by Utah law, any director, officer, employee or agent of the corporation made or threatened to be made a party to a proceeding, by reason of the former or present official of the person, against judgments, penalties, fines, settlements and reasonable expenses incurred by the person in connection with the proceeding if certain standards are met. At present, there is no pending litigation or proceeding involving any director, officer, employee or agent of the Company where indemnification will be required or permitted. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

The Company’s Articles of Incorporation limit the liability of its directors to the fullest extent permitted by the Utah Business Corporation Act. Specifically, directors of the Company will not be personally liable for monetary damages for breach of fiduciary duty as directors, except for (i) any breach of the duty of loyalty to the Company or its stockholders, (ii) acts or omissions not in good faith or that involved intentional misconduct or a knowing violation of law, (iii) dividends or other distributions of corporate assets that are in contravention of certain statutory or contractual restrictions, (iv) violations of certain laws, or (v) any transaction from which the director derives an improper personal benefit. Liability under federal securities law is not limited by the Articles. The officers of the Company will dedicate sufficient time to fulfill their fiduciary obligations to the Company’s affairs. The Company has no retirement, pension or profit sharing plans for its officers and Directors.

Compliance with Section 16(a) of the Exchange Act

Under the securities laws of the United States, the Company’s Directors, its Executive (and certain other) Officers, and any persons holding more than ten percent (10%) of the Company’s common stock are required to report their ownership of the Company’s common stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to report in this Report any failure to file by these dates. All of these filing requirements were satisfied by our Officers, Directors, and ten-percent holders except for Mr. Neuman failed to file one (1) report covering one (1) transaction in a timely fashion and Mr. Rhine failed to file one (1) report covering three (3) transactions in a timely fashion. In making these statements, the Company has relied on the written representation of its Directors and Officers or copies of the reports that they have filed with the Commission.

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COMPENSATION AND NOMINATING COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of our executive officers serve as a member of the Compensation Committee or Nominating Committee.

Company Stock Incentive Plans

In 1993, the Board of Directors and the Shareholders of the Company adopted the Global Casinos, Inc., Stock Incentive Plan (the “Incentive Plan”). An aggregate of 100,000 shares of the Company’s Common Stock were reserved for issuance under the Incentive Plan. As of December 31, 2020, no options were outstanding under the Plan and all options to purchase shares of Common Stock have expired. The Plan has terminated in accordance with its terms, and as a result no shares are available for future option grants.

Equity Awards at Year End

Except for the awards and option grants to Mr. Rhine under his former Employment Agreement, there were no other unexercised options, unvested stock awards or equity incentive plan awards for any named executive officer outstanding as of the end of the most recently completed fiscal year.

Stock Based Compensation

On September 6, 2018, a stock-based compensation grant was made to Lance Baller in consideration of his services as CEO for the six months ended June 30, 2018. The grant consisted of 250,000 shares of common stock valued at $0.33 per share, total value $82,500.

In May 2018, the Company approved a compensation agreement for CFO Zvi Rhine that included (i) base salary of $165,000 per year (which accrues beginning January 1, 2018 but payable only after the Company raises capital of at least $600,000), (ii) 150,000 shares of restricted stock vesting one-half each on January 1, 2019 and January 1, 2020, and (iii) options to purchase 600,000 of the Company’s common stock at an exercise price of $.36 per share, each expiring on March 31, 2023, and vesting one quarter each on April 1, 2018, April 1, 2019, October 1, 2019, and April 1, 2020. For the year ended December 31, 2018 the Company accrued $165,000 in salaries, $25,000 in bonuses, and recognized $139,892 in stock and option-based -based compensation. For the year ended December 31, 2019 the Company has accrued $165,000 in salaries and recognized $160,087 in stock and option-based compensation for Mr. Rhine. On April 15, 2019, the Company executed an Amendment No. 1 to Employment Agreement (the “Amendment”), with an effective date of April 1, 2019, with Mr. Rhine. Pursuant to the Amendment, the Company granted Mr. Rhine a bonus for 2018 services in the amount of $90,000 payable in shares of restricted common stock. The shares were valued at $0.33 per share (the closing price of the Company’s stock on April 2, 2019), resulting in 272,727 shares of Common Stock. The Amendment also defined a Bonus Plan for Mr. Rhine for future periods which provides for additional incentive compensation if certain performance milestones were achieved.

The following table and discussion set forth information with respect to all plan and non-plan compensation awarded to, earned by or paid to the Chief Executive Officer (“CEO”), and the Company’s four (4) most highly compensated executive officers other than the CEO, for all services rendered in all capacities to the Company and its subsidiaries for each of the Company’s last three (3) completed fiscal years; provided, however, that no disclosure has been made for any executive officer, other than the CEO, whose total annual salary and bonus does not exceed $100,000.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus	Stock Awards	Options Awards	Non equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Lance Baller,	2020	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
President & CEO	2019	-0-	-0-	$30,000	-0-	-0-	-0-	-0-	$30,000
	2018	-0-	-0-	$82,500	-0-	-0-	-0-	-0-	$82,500
	2017	-0-	-0-	$157,558	-0-	-0-	-0-	-0-	$157,558

Zvi Rhine,	2020	$123,750	$165,000	-0-	-0-	-0-	-0-	-0-	$288,750
Former President & CFO	2019	$165,000	-0-	$90,000	$70,087	-0-	-0-	-0-	$325,087
	2018	165,000	$25,000	$41,787	$98,105	-0-	-0-	-0-	$329,892
	2017	-0-	-0-	$157,558	-0-	-0-	-0-	-0-	$157,558

Brandon Thall, CFO	2020	$15,000	-0-	$-0-	-0-	-0-	-0-	-0-	$15,000

Except for Mr. Rhine’s options to purchase an aggregate of 600,000 shares of common stock at an exercise price of $.35 per share, there were no unexercised options, stock that has not vested and equity incentive plan awards for any named executive officer outstanding as of the end of the most recently completed fiscal year. Nor were there any Golden Parachute Plans outstanding as of the end of the most recently completed fiscal year.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS OF THE COMPANY.

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PROPOSAL NO. 2

RATIFICATION OF SELECTION OF AUDITORS

The Board of Directors has selected the firm of Malone Bailey LLP, independent registered public accounting firm, to serve as auditors for the fiscal year ending December 31, 2021. Malone Bailey LLP has been the Company’s accountants for the years ended December 31, 2020, 2019, 2018, 2017, 2016 and 2015. It is not expected that a member of Malone Bailey Adams LLP will be present at the Annual Meeting and that a member of that firm will be available to either make a statement or respond to appropriate questions. Ratification of the selection of our auditors is not required under the laws of the State of Colorado, or applicable rules or regulations of the Securities and Exchange Commission but will be considered by the Board of Directors in selecting auditors for future years.

We understand the need for our principal accountants to maintain objectivity and independence in their audit of our financial statements. To minimize relationships that could appear to impair the objectivity of our principal accountants, our audit committee has restricted the non-audit services that our principal accountants may provide to us primarily to tax services and audit related services. The board has adopted policies and procedures for pre-approving work performed by our principal accountants. After careful consideration, the Audit Committee of the Board of Directors has determined that payment of the below audit fees is in conformance with the independent status of the Company’s principal independent accountants. Before engaging the auditors in additional services, the Audit Committee considers how these services will impact the entire engagement and independence factors.

The following is an aggregate of fees billed for each of the last two fiscal years for professional services rendered by Malone Bailey, LLC, our principal registered public accountants:

	2020	2019
Audit fees - audit of annual financial statements and review of financial statements included in our quarterly reports, services normally provided by the accountant in connection with statutory and regulatory filings.	$120,082	$109,334

Audit-related fees - related to the performance of audit or review of financial statements not reported under “audit fees” above	-	-

Tax fees - tax compliance, tax advice and tax planning	$12,500	$12,500

All other fees - services provided by our principal accountants other than those identified above	-	-

Total fees paid or accrued to our principal accountants	$132,582	$121,834

Votes Required. Ratification of the selection of Malone Bailey LLP to serve as auditors for the fiscal year ending December 31, 2021 will require an affirmative vote of a majority of the outstanding shares of common stock of the Company represented by Internet or by proxy at the Annual Meeting and voting on this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF MALONE BAILEY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE CURRENT FISCAL YEAR ENDING DECEMBER 31, 2021.

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ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION PRACTICES

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in 2010, requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy circular in accordance with the compensation disclosure rules of the SEC. The Board of Directors determined that an advisory vote on the compensation of our named executive officers will be conducted two years. The next advisory vote on the frequency of an advisory vote on executive compensation will take place at the 2023 annual meeting of stockholders. We are asking stockholders to approve the following advisory resolution at the 2021 Annual Meeting of Stockholders:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in the Company’s proxy statement for its 2021 Annual Meeting of Stockholders is hereby APPROVED.

The Board of Directors recommends a vote FOR this resolution because it believes that the policies and practices described in the Executive Compensation section are effective in achieving our goals of rewarding sustained financial and operating performance and leadership excellence, aligning the executives’ long-term interests with those of our stockholders and motivating the executives to remain with us for long and productive careers. Named executive officer compensation over the past two years reflects amounts of cash and equity compensation consistent with our stated goals and objectives.

We urge stockholders to read the Executive Compensation section beginning on page 20 of this proxy statement, including the 2020 Summary Compensation Table and related tables and narrative, appearing on pages 25 through 27 which provide information on our compensation policies and practices and the compensation of our named executive officers.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is nonbinding on the Board of Directors. Although nonbinding, the Board will review and consider the voting results when evaluating our executive compensation program.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION.

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THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also enables the Company’s stockholders to vote, on a non-binding advisory basis, on the frequency with which they would prefer to cast a non-binding advisory vote on the compensation of the Company’s Named Executive Officers. Pursuant to Section 14A of the Exchange Act, the Company is required at least every six years to hold an advisory vote to determine the frequency of the advisory stockholder vote on executive compensation.

The Board of Directors determined that an advisory vote on the frequency of an advisory vote on the compensation of our named executive officers will be conducted every two years. The next advisory vote on the executive compensation and on the frequency of an advisory vote on executive compensation will take place at the 2023 annual meeting of stockholders.

After careful consideration of the frequency alternatives, the Board believes that conducting a non-binding, advisory vote on executive compensation every two (2) years is appropriate for the Company and its stockholders at this time because such timing for the advisory vote will ensure our stockholders are engaged in executive officer compensation decisions. The Company’s executive compensation programs are designed to promote a long-term connection between pay and performance. While the Board recognizes that awards to the Company’s Named Executive Officers are typically made annually, and improvements to compensation plans are often considered and adopted on an annual basis, the Board believes that holding an advisory vote every two (2) years is adequate to timely feedback on the Company’s compensation disclosures. The Company will continue to monitor developments in executive compensation practices and evaluate the appropriateness and effectiveness of seeking a say-on-frequency vote every other year, and the Company may change its recommendation on the desired frequency in the future.

The Board believes that a bi-annual advisory vote on executive compensation is consistent with the Company’s practice of seeking input and engaging in dialogue with its shareholders on corporate governance matters (including the practice of having all directors elected annually and annually providing stockholders the opportunity to ratify the Company’s selection of independent accounting firm) and the Company’s executive compensation philosophy, policies and practices. While the Board values the opinions of the Company’s stockholders and will consider the outcome of the advisory vote which occurs at our 2021 Annual Meetings of Shareholders on this say-on-frequency vote when making future decisions on the frequency with which to hold the advisory vote on executive compensation, this vote was and is advisory, which means that the vote on frequency is not binding on the Company, the Board or the Compensation Committee.

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SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION

On January 15, 2021, the Board of Directors of the Company ratified and approved the Company’s Second Second Amended and Restated Articles of Incorporation (the “Amended Articles”). In accordance with the requirements of the Utah Business Corporation Act, the approval of the Amended Articles also requires the affirmative vote of our shareholders owning a majority of our issued and outstanding shares of common stock.

A copy of the proposed Amended Articles is provided as Appendix A to this Proxy Statement, which is incorporated herein by this reference. The summary of the Amended Articles provided for herein is qualified in its entirety by this reference to the Amended Articles.

The Amended Articles will implement several important changes to our primary charter documents, the most material of which are:

A.	Changing the name of the Company to “Selectis Health, Inc.”

B.	Changing the authorized capital of the Company to consist of 800,000,000 shares of Class A Voting Common Stock, 200,000,000 shares of Class B Non-Voting Common Stock and 500,000,000 shares of preferred stock (the “Share Increase”).

C.	Changing the composition of the Board of Directors to create three classes of directors: Class I, Class II and Class III with the terms of each Class to be staggered.

Name Change

When the Company last changed its name to “Global Healthcare REIT, Inc.” it was the intent for the Company to operate as a REIT; namely, to own multiple healthcare facilities and derive revenues primarily from rents. The Company has never filed an election to be treated as a REIT for federal income tax purposes, and for the past several years has evolved from renting its nursing homes to unaffiliated third party operators to actually operating the nursing homes itself, through controlled operating subsidiaries. The REIT operating model was never successful, in part because it depended on the skill and integrity of third party operators over which the Company could exercise little meaningful control.

The Company believes that its transition to being an owner/operator will be successful, as evidenced by our improved results of operations and financial condition as reported in our second and third quarter 10-Q’s. To reflect this new commitment and direction, the Amended Articles implement a name change to “Selectis Health, Inc.”, which we believe will eliminate the denotation, now inaccurate, with we comply with the REIT requirements that at least 90% of our revenues are “qualified REIT revenues” consisting of rent and interest income.

Equally important, the Amended Articles eliminate the current limitation on individual ownership of our stock to 9.8% which was adopted to comply with the REIT required 5/50 ownership rule (no more than five stockholders can own more than 50% of our outstanding equity). Once adopted, the Amended Articles will have no such ownership cap.

Finally reflecting the poor operating results of the Company until the most recent periods, the public trading market for our shares has been lackluster, with little investor interest in our stock. The Board believes that our current name has probably developed negative goodwill in the market. A new name might have the desirable effect of disassociating the current trading market from our history of unprofitability.

Increasing the

Number of Authorized Shares of Common Stock

The Board of Directors has adopted a resolution proposing and declaring the advisability of amending the Company’s Certificate of Incorporation to increase the number of shares of common stock and preferred stock that the Company is authorized to issue from 50,000,000 shares of common stock and 10,000,000 shares to preferred stock. As proposed, the Amended Articles would increase the authorized capital of the Company to consist of (i) 800,000,000 shares of Class A Voting Common Stock, $.05 par value (ii) 200,000,000 shares of Class B Non-Voting Common Stock, $.05 par value and (iii) 500,000,000 shares of preferred stock, $.01 par value.

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The proposed increase in the authorized number of shares of common stock will give the Company additional shares to provide flexibility for the future. In particular, the Company may require additional funding for its operations and therefore may need the increased number of authorized shares to raise additional equity capital. In addition, the additional authorized shares may be used in the future for any other proper corporate purpose approved by the Board, including corporate mergers or acquisitions, shares reserved under stock option plans, stock dividends or splits, or other corporate purposes.

The authorization of Class B Non-Voting Common Stock is intended to support equity incentive plans for employees of the Company and its operating subsidiaries.

These additional shares would be available for issuance from time to time for corporate purposes such as raising additional capital, making strategic acquisitions, entering into collaborative and licensing arrangements and employee recruitment and retention. We believe that the availability of the additional common shares will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. Our future revenue may be insufficient to support the expenses of our operations and the planned expansion of our business. We therefore may need additional equity capital to finance our operations. We may seek to obtain such equity capital through the issuance of common stock or securities convertible into common stock. The issuance of a substantial number of additional common shares may result in dilution of your ownership interest in the Company.

Potential Anti-Takeover Effect

The proposed Share Increase is not part of any plan to adopt a series of amendments having an anti-takeover effect, and the Company’s management presently does not intend to propose anti-takeover measures in future proxy solicitations. Subject to the limitations of Utah law, it could be possible to use the additional shares of common stock that would become available for issuance if the Share Increase is approved to oppose a hostile takeover attempt or delay or prevent changes of control of the Company or changes in or removal of our management, including transactions that are favored by a majority of the independent shareholders or in which the shareholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. For example, our board of directors could, without further shareholder approval, strategically sell shares of our common stock in a private transaction to purchasers who would oppose a takeover or favor our current board of directors. The Share Increase is not being proposed in response to any effort, nor are we aware of any effort, to accumulate shares of our common stock or obtain control of the Company.

Our Articles and Bylaws contain certain provisions that could make it more difficult for a third party to acquire a controlling interest without the consent of our board. These provisions may delay or prevent a change of control, even if the change of control would benefit the shareholders. In addition, the authority granted to the board by our Certificate of Incorporation to issue shares of preferred stock and fix the designations, powers, preferences, rights, qualifications, limitations and restrictions of the shares of any series so established could be used to delay or prevent a change of control. None of these provisions would be affected by the Share Increase.

Staggered Board of Directors

The Amended Articles adopt a staggered Board model whereby there will be three classes of directorship: Class I, Class II and Class III. Initially, Class I directors will have a term of one year, Class II directors will have a term of two years, and Class III directors will have a term of three years. Upon reelection, all directors will have a term of three years. At each subsequent annual meeting of shareholders, only directors whose terms are set to expire that year will be nominated for reelection unless they otherwise chose to not stand for reelection.

As a result of having a staggered Board, it would be more difficult for one or more dissatisfied shareholders to seek to gain board control through a proxy contest, since each year only one director will be slated for reelection.

Approval of the Board of Directors

The Board of Directors of the Company, after careful consideration, has approved the Share Increase and has recommended that the Company’s Shareholders vote for its adoption.

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REVERSE STOCK SPLIT

Summary of Reverse Split

The Shareholder Actions include the authorization to undertake, at our discretion in the future, up to a one-for-twelve (1-for-12) Reverse Split of our outstanding shares of Common Stock and outstanding options, warrants and other rights convertible into shares of Common Stock. The authorization grants the Board of Directors additional authority to implement through one or more additional Reverse Splits a further recapitalization of our outstanding securities, not to exceed in the aggregate a Reverse Split of one-for-twelve (1-for-12). Once implemented, the Reverse Split would result in each holder of our Common Stock on the Record Date owning fewer shares of Common Stock than they owned immediately before the Reverse Split, and outstanding options, warrants, and other convertible rights will become exercisable to purchase a fewer number of shares of Common Stock at an exercise price per share increased by the factor of the Reverse Split. Fractional shares, options and warrants will be rounded up to the nearest whole.

We will be authorized to implement the Reverse Split within the foregoing parameters if we chose to do so at any time and until such time as the authorization is revoked by a majority vote of our shareholders at a future regular or special meeting of our shareholders. If and when implemented, we will cause our stock transfer agent to provide each Shareholder of record written notice of such implementation together with a description of the effect thereof.

The Reverse Stock Split will not affect in any manner the rights and preferences of our shareholders. There will be no change in the voting rights, right to participate in stock or cash dividends, or rights upon the liquidation or dissolution of the Company of holders of Common Stock; nor will the Reverse Split affect in any manner the ability of our shareholders to sell under Rule 144 or otherwise engage in market transactions in accordance with federal and state securities laws.

The Reverse Stock Split will also result in an automatic adjustment of any and all outstanding options, warrants and other rights exercisable or convertible into shares of our Common Stock. The adjustment will consist of an increase in the exercise price or conversion value per share by the factor of the Reverse Split and the number of shares issuable upon exercise or conversion will be reduced by the same factor. For example, if we implement a one-for-two (1-for-2) Reverse Split, an option, warrant or other right exercisable or convertible into 1,000 shares of our Common Stock at an exercise price or conversion value of $1.00 per share immediately before implementation of the Reverse Split would be exercisable or convertible into 500 shares of our Common Stock at an exercise price or conversion value of $2.00 per share immediately after implementation of the Reverse Split. All other relative rights and preferences of holders of outstanding options, warrants and other rights convertible or exercisable into shares of our common stock shall remain unchanged.

We believe that the Reverse Split is in the best interest of the Company and our shareholders for several reasons. We currently have more than 26 million shares issued and outstanding, leaving only 24 million authorized shares that can be issued in the future. This will be an obstacle to our Board of Directors to be able to issue additional shares in the future as part of future financings or to facilitate one or more acquisitions or other business combinations.

Additionally, we believe that a Reverse Split, which will result in a higher per share trading price of our Common Stock, will enable us to attract additional interest in our Common Stock from the investment community, and particularly market-makers. Numerous broker-dealers and investment bankers require that a company’s common stock have a minimum public trading price before those broker-dealers or investment bankers will agree to make a market in that security. As a result, we believe that the Reverse Split has the potential of improving the liquidity of the public market for our Common Stock.

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Principal Effects of the Reverse Stock Split

If approved and implemented, the principal effects of a reverse stock split would include the following:

●	Depending upon the ratio for the reverse stock split selected by the board, up to every twelve (12) outstanding shares of the common stock will be combined into one new share of common stock;

●	The number of shares of common stock issued and outstanding will be reduced proportionately, based upon the ratio selected by the board;

●	The total number of shares of common stock and preferred stock the Company is authorized to issue will be unchanged;

●	Proportionate adjustments would be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding warrants entitling the holders thereof to purchase shares of our common stock, which will result in approximately the same aggregate price being required to be paid for the common shares upon exercise of such options or warrants immediately preceding the reverse stock split.

The common stock resulting from a reverse stock split will remain fully paid and non-assessable. A reverse stock split will not affect the public registration of the common stock under the Securities Exchange Act of 1934.

The reverse stock split will be effected simultaneously for all of our common stock and the exchange number will be the same for all of our common stock. The reverse stock split will affect all of our shareholders uniformly and will not affect any shareholder’s percentage ownership interests in the Company, except to the extent that the reverse stock split results in any of our shareholders owning a fractional share. As described below, fractional shares resulting from the Reverse Split will be rounded up to the nearest whole share. The reverse stock split is not intended as, and will not have the effect of, a “going private” transaction under Rule 13e-3 of the Securities Exchange Act of 1934, as amended. We will continue to be subject to the periodic reporting requirements of the Exchange Act following the reverse stock split.

The following table summarizes the Company’s pro forma capitalization, as of December 31, 2020, before and after giving effect to (i) the Share Increase and (ii) a hypothetical reverse stock split of one-for-five (1 for 5):

	Prior to Reverse Stock Split(1)		After Reverse Stock Split(1)(2)
	Common Stock		Common Stock

Authorized Shares:	50,000,000		1,000,000,000
Shares Issued and Outstanding:	26,866,379	-	5,373,276	-
Shares Available for Future Issuance	23,133,621		994,626,7244

(1)	Pro forma assuming the Capital Restructure and Share Increase have been implemented.

(2)	Does not reflect the rounding up of fractional shares to the nearest whole share.

Reasons for the Reverse Split

We believe that the Reverse Split is in the best interest of the Company and our shareholders for several reasons. We currently have more than 26 million shares issued and outstanding, leaving only 24 million authorized shares that can be issued in the future. This will exceed our authorized capital and will preclude our Board of Directors from being able to issue additional shares in the future as part of future financings or to facilitate one or more acquisitions or other business combinations.

The Reverse Split will reduce the number of shares outstanding without decreasing the number of our authorized shares, thereby freeing authorized capital for future issuances.

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The board believes that it is in the best interest of the Company and its stockholders to approve the Reverse Split proposal in order give the board the authority to implement a Reverse Split intended to increase the Company’s bid price. The Company does not currently comply with the requirements for initial listing on either the Nasdaq Capital Market or the NYSE American under any of the alternative listing standards. It is likely that the Reverse Split will enable the Company to comply with the listing standards of these listing media; and should the Company be eligible for an exchange listing following implementation of the Reverse Split, it would be the Company’s intention to apply for such a listing.

The board believes that the Reverse Split and anticipated increase in the per share price of the common stock should also enhance the acceptability and marketability of the common stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of the common stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses also frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase the common stock.

Although the board believes that a Reverse Split may be in the best interests of the Company and its stockholders, if implemented, the Reverse Split may result in some stockholders owning “odd-lots” of less than 100 shares. The Company reserves the right to repurchase odd-lots at the then prevailing market price. Brokerage commissions and other costs of transactions in odd lots may be higher, particularly on a per-share basis, than the cost of transactions in even multiples of 100 shares.

The Company cannot assure you that the Reverse Split will have any of the desired consequences described above.

Certain Risk Factors Associated with the Reverse Split

There can be no assurance that the total market capitalization of the Company’s common stock (the aggregate value of all the Company’s common stock at the then market price) after the proposed Reverse Split will be equal to or greater than the total market capitalization before the proposed Reverse Split or that the per share market price of the Company’s common stock following the Reverse Split will either equal or exceed the current per share market price.

There can be no assurance that the market price per new share of the Company’s common stock after the Reverse Split will remain unchanged or increase in proportion to the reduction in the number of old shares of the Company’s common stock outstanding before the Reverse Split. Accordingly, the total market capitalization of the Company’s common stock after the proposed Reverse Split may be lower than the total market capitalization before the proposed Reverse Split and, in the future, the market price of the Company’s common stock following the Reverse Split may not exceed or remain higher than the market price prior to the proposed Reverse Split.

If the Reverse Split is effected, the resulting per share stock price may not attract institutional investors or investment funds and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of the Company’s common stock may not improve.

While the board believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of the Company’s common stock may not necessarily improve.

A decline in the market price of the Company’s common stock after the Reverse Split may result in a greater percentage decline than would occur in the absence of a Reverse Split, and the liquidity of the Company’s common stock could be adversely affected following such a Reverse Split.

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If the Reverse Split is effected and the market price of the Company’s common stock declines, the percentage decline may be greater than would occur in the absence of a Reverse Split. The market price of the Company’s common stock will, however, also be based on the Company’s performance and other factors, which are unrelated to the number of shares outstanding. Furthermore, the reduced number of shares that would be outstanding after the Reverse Split could adversely affect the liquidity of the Company’s common stock.

Determination of Reverse Split Ratio

In asking the stockholders to approve the Reverse Split, the board is also asking the stockholders to grant to the board the authority to set the ratio for the Reverse Split (provided it is not greater than 1:12) immediately prior to the consummation of the Reverse Split. Fluctuations in the market price of the Company’s common stock prior to the time that the Company could effect the Reverse Split require that the board have the flexibility to set the exact ratio of the Reverse Split (provided it is not greater than 1:12) immediately prior to the consummation of the Reverse Split in order to attempt to achieve the objectives of the Reverse Split. The board will set the ratio for the Reverse Split, delay or abandon the Reverse Split as it determines is advisable considering relevant market conditions from time to time. If the Company is able to complete a significant placement of securities with one or more institutional investors in the foreseeable future, the Company anticipates that it will consult with those institutional investors at the time of the private placement with respect to the appropriate Reverse Split ratio. The board believes that approval of this discretion, rather than approval of a specific ratio, provides the board with maximum flexibility to react to current market conditions and to the needs of prospective investors in the Company, and to therefore act in the best interests of the Company and its stockholders. In setting the ratio for the Reverse Split, the intention of the board is to increase the stock price to a price that will best accomplish the goals of the Reverse Split, as discussed above.

Procedure for Effecting a Reverse Stock Split and Exchange of Stock Certificates

If the Board of Directors decides to implement a reverse stock split, the Company will not be required to file with the Secretary of State of the State of Utah a certificate of amendment to the Company’s Certificate of Incorporation. A reverse stock split will become effective at the time and on the date approved by the Financial Industry Regulatory Authority, Inc. (“FINRA”) for trading of our common stock ex-dividend, which will be referred to as the “effective time” and “effective date,” respectively. Beginning at the effective time, each certificate representing shares of common stock will be deemed for all corporate purposes to evidence ownership of the number of whole shares into which the shares previously represented by the certificate were combined pursuant to the reverse stock split.

Some of the Company’s registered stockholders hold all their shares in certificate form. If any of your shares are held in certificate form, you will receive a transmittal letter from the Company’s transfer agent, Equiniti (the “Transfer Agent”), as soon as practicable after the effective date of the Reverse Split. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your shares of the common stock (“Old Certificates”) to the Transfer Agent in exchange for certificates representing the appropriate number of whole shares of common stock as a result of the Reverse Split (“New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the Transfer Agent. Consequently, you will need to surrender your Old Certificate(s) before you will be able to sell or transfer your stock.

Stockholders will then receive a New Certificate or certificates representing the number of whole shares of common stock into which their shares of common stock have been converted as a result of the Reverse Split (“New Common Stock”). Until surrendered, outstanding Old Certificates held by stockholders will be deemed to be canceled and only to represent the number of whole shares of New Common Stock to which these stockholders are entitled.

Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for certificates evidencing shares of New Common Stock.

If an Old Certificate has a restrictive legend on the back of the Old Certificate, a New Certificate evidencing shares of New Common Stock will be issued with the same restrictive legends, if any, that are on back of the Old Certificate(s).

All expenses of the exchange will be borne by the Company.

 Stockholders should not destroy any stock certificate(s). You should not send your Old Certificates to the Transfer Agent until you have received the letter of transmittal.

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Effect on the Company’s Convertible Securities

The number of shares of common stock issuable upon the exercise of the Company’s outstanding warrants or on conversion of outstanding convertible securities will be proportionately decreased and the exercise price for such warrants or conversion price for convertible securities will be proportionately increased, in each case based on the Reverse Split ratio selected by the board.

No Fractional Shares

No scrip or fractional share certificates will be issued in connection with the reverse stock split. Shareholders who otherwise would be entitled to receive fractional shares because they hold a number of shares of our common stock not evenly divisible by the Reverse Split ratio will be entitled, upon surrender of certificate(s) representing such shares, to receive an additional whole share.

Authorized Shares

The reverse stock split would not change the number of authorized shares of our common stock designated in our Articles. The Share Increase covered by this Proxy Statement and reflected in the Amended Articles does effect such a change. Therefore, because the number of issued and outstanding shares of our common stock would decrease, the number of shares available for issuance under our authorized pool of common stock would increase.

These additional shares would be available for issuance from time to time for corporate purposes such as raising additional capital, making strategic acquisitions, entering into collaborative and licensing arrangements and employee recruitment and retention. We believe that the availability of the additional common shares will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. Our future revenue may be insufficient to support the expenses of our operations and the planned expansion of our business. We therefore may need additional equity capital to finance our operations. We may seek to obtain such equity capital through the issuance of common stock or securities convertible into common stock. We have no present plan, commitment, arrangement, understanding or agreement regarding issuance of these additional shares of common stock. The issuance of a substantial number of additional common shares may result in dilution of your ownership interest in the Company.

Potential Anti-Takeover Effect

The proposed Reverse Split is not part of any plan to adopt a series of amendments having an anti-takeover effect, and the Company’s management presently does not intend to propose anti-takeover measures in future proxy solicitations. Subject to the limitations of Delaware law, it could be possible to use the additional shares of common stock that would become available for issuance if the Reverse Split is approved to oppose a hostile takeover attempt or delay or prevent changes of control of the Company or changes in or removal of our management, including transactions that are favored by a majority of the independent shareholders or in which the shareholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. For example, our board of directors could, without further shareholder approval, strategically sell shares of our common stock in a private transaction to purchasers who would oppose a takeover or favor our current board of directors. The Reverse Split is not being proposed in response to any effort, nor are we aware of any effort, to accumulate shares of our common stock or obtain control of the Company.

Our Articles and bylaws contain certain provisions that could make it more difficult for a third party to acquire a controlling interest without the consent of our board. These provisions may delay or prevent a change of control, even if the change of control would benefit the shareholders. In addition, the authority granted to the board by our Articles to issue shares of preferred stock and fix the designations, powers, preferences, rights, qualifications, limitations and restrictions of the shares of any series so established could be used to delay or prevent a change of control. None of these provisions would be affected by the Reverse Split.

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Other Effects on Outstanding Shares

If the Reverse Split is implemented, the rights and preferences of the outstanding shares of our common stock would remain the same after the Reverse Split. Each share of common stock issued pursuant to the reverse stock split would be fully paid and nonassessable.

In addition, the Reverse Split would result in some shareholders owning “odd-lots” of fewer than 100 shares of our common stock. The Company reserves the right to repurchase odd-lots at the then prevailing market price. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

Accounting Effects of the Reverse Split

Following the effective time of the Reverse Split, the par value of our common stock will remain at $.05 per share. The number of outstanding shares of common stock will be reduced by a factor of up to 91.67%, not taking into account additional shares that may be issued as a result of rounding up to the nearest whole share any fractional shares that otherwise would result from the Reverse Split. Accordingly, the aggregate par value of the issued and outstanding shares of our common stock, and therefore the stated capital associated with our common stock, will be reduced, and the additional paid-in capital (capital paid in excess of the par value) will be increased in a corresponding amount for statutory and accounting purposes. If the Reverse Split is effected, all share and per share information in our financial statements will be restated to reflect the Reverse Split for all periods presented in our future filings, after the effective time of the amendment, with the SEC, as applicable. Shareholders’ equity will remain unchanged.

Public Trading – New Ticker Symbol

If our shareholders approve the Reverse Split and our board of directors subsequently elects to implement a Reverse Split, it is likely that the Reverse Split will be implemented at a point in time when the Company’s shares of common stock are still trading on the Over-The-Counter Market and quoted on the OTC Market, Inc.’s OTC.QB or OTC.Pink. As a result, in order to implement a Reverse Split, our board of directors will be required to notify the FINRA of the Reverse Split, the desired Reverse Split ratio, and other information that the FINRA will require in order to approve and implement the split. In addition, the Company will notify the FINRA of the effective date of the Reverse Split, which will be deemed a “dividend distribution date” notwithstanding the fact that there will, in fact, be no distribution to our shareholders. Once the FINRA has approved the Reverse Split, it may, but is not required to assign to the Company’s post Reverse Split common stock a new trading ticker symbol. If FINRA elects to assign a new ticker symbol, we have no way to request any particular ticker symbol and no way to influence the FINRA’s selection of a new ticker symbol for our post Reverse Split shares. Once the effective date has been established and the new ticker symbol assigned, we will publish a press release informing our shareholders and other members of the investment community of the effective date of the Reverse Split and the Company’s new post-split ticker symbol. On the effective date of the Reverse Split, our shares will begin trading under the new ticker symbol and the trading price, number of shares, market capitalization and other share and per share information pertaining to the Company’s shares of common stock will reflect the post Reverse Split ratios.

No Appraisal Rights

Stockholders do not have appraisal rights under Utah law or under the Company’s Certificate of Incorporation (as amended) in connection with the Reverse Split.

Reservation of Right to Abandon Reverse Stock Split

The Company reserves the right to abandon the Reverse Split without further action by the stockholders at any time before the effectiveness of the Reverse Split.

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Circular 230 Tax Disclosures

Certain federal income tax consequences of the proposed transactions described herein are discussed below in the Sections entitled “Certain Federal Income Tax Consequences of the Reverse Stock Split”. These discussions are based upon the Internal Revenue Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The company has not and will not request a ruling from the Internal Revenue Service, nor an opinion of counsel, regarding these tax issues. Further, these discussions do not address all federal income tax consequences that may be relevant to a particular holder of shares of common stock or options or warrants to acquire common stock, or any foreign, state or local tax considerations.

The following disclosures are intended to comply with applicable Treasury Regulations. The discussions of certain federal income tax consequences referenced above and set forth below are not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer. These discussions of certain federal income tax consequences are not written to support the promotion or marketing of the transactions described herein. Accordingly, holders of common stock and warrants and options to acquire common stock are strongly urged to seek advice based on each holder’s own particular circumstances from an independent tax advisor.

Certain Federal Income Tax Consequences of a Reverse Stock Split

The following is a summary of the material U.S. federal income tax consequences of a reverse stock split. This discussion is based on the Internal Revenue Code, the Treasury Regulations promulgated thereunder, published statements by the Internal Revenue Service and other applicable authorities in effect as of the date of this Information Statement, all of which are subject to change, possibly with retroactive effect. This discussion does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. Further, it does not address any state, local or foreign income or other tax consequences. This summary also assumes that the shares of common stock held immediately prior to the effective time of the Reverse Split were, and the new shares received will be, held as a “capital asset,” as defined in the Internal Revenue Code (generally, property held for investment).

The Company believes that the material U.S. federal income tax consequences of a reverse stock split would be as follows:

●	The Company will not recognize any gain or loss as a result of the Reverse Split.

●	Stockholders will not recognize any gain or loss as a result of the Reverse Split.

●	The aggregate adjusted basis of the shares of each class of the common stock held following the Reverse Split will be equal to the stockholder’s aggregate adjusted basis immediately prior to the Reverse Split.

●	A stockholder’s holding period for the common stock the stockholder continues to hold after the Reverse Split will include the holding period for the common stock held immediately prior to the Reverse Split.

The company’s beliefs regarding the tax consequences of the Reverse Split is not binding on the Internal Revenue Service or the courts. Accordingly, the Company urges stockholders to consult with their personal tax advisors with respect to all of the potential tax consequences of the Reverse Split.

Approval of the Board of Directors and Shareholders

The Board of Directors of the Company, after careful consideration, has approved the Reverse Split and recommended that the Company’s Shareholders vote for its adoption. Reverse Split.

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APPROVAL AND ADOPTION OF 2021 EQUITY INCENTIVE PLAN

Our board of directors has determined that, in order to be able to provide incentive to the management of prospective acquisition or merger targets, it is in the best interests of our shareholders that the Company adopt the 2021 Equity Incentive Plan to authorize the grant of options, restricted stock awards, tandem rights and other rights to acquire shares of our common stock.

In order to attract and hire key technical personnel and management as our Company grows, it will be necessary to offer option packages in order that we can compete effectively with other companies seeking the support of these highly qualified individuals.

As a result, our board of directors has recommended that we authorize the Company to grant rights to acquire up to a maximum of 3,000,000 shares of common stock under the Plan.

Our executive officers and directors are eligible to received option grants and common stock awards under the Plan. No determination or commitment has been made with respect to the possible participation of our executive officers and directors in future grants under the Plan.

Votes Required

Approval and adoption of the increase in the number of shares of common stock issuable under our equity incentive plan requires that the votes cast in favor of the proposal exceed the votes cast against the proposal.

Approval of the Board of Directors and Shareholders

The Board of Directors of the Company, after careful consideration, has approved the Company’s 2021 Equity Incentive Plan and has recommended that the Company’s Shareholders vote for its adoption.

2021 EQUITY INCENTIVE PLAN

The Company’s 2021 Equity Incentive Plan was adopted by the Board of Directors and shareholders. In order to be authorized to grant incentive stock options that qualify under Section 422 of the Internal Revenue Code of 1986, as amended, it is necessary that such a plan receive and obtain shareholder approval. The essential features of the 2021 Plan are outlined below:

The 2021 Plan provides for the grant of (1) both incentive and nonstatutory stock options, (2) stock bonuses, (3) rights to purchase restricted stock and (4) stock appreciation rights (collectively, “Stock Awards”). Incentive stock options granted under the 2021 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code. Nonstatutory stock options granted under the 2021 Plan are intended not to qualify as incentive stock options under the Code. See “Federal Income Tax Information” for a discussion of the tax treatment of Stock Awards.

The 2021 Plan was adopted by the Board of Directors on March 4, 2021. The 2021 Plan provides a means by which selected officers and employees of and consultants to the Company and its affiliates could be given an opportunity to purchase stock in the Company, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company.

The 2021 Plan is administered by the Board of Directors of the Company. The Board has the power to construe and interpret the 2021 Plan and, subject to the provisions of the 2021 Plan, to determine the persons to whom and the dates on which Stock Awards will be granted; whether a Stock Award will be an incentive stock option, a nonstatutory stock option, a stock bonus, a right to purchase restricted stock, a stock appreciation right or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an independent stock appreciation right; and the number of shares with respect to which a Stock Award shall be granted to each such person. The Board of Directors is authorized to delegate administration of the 2021 Plan to a committee composed of not fewer than two members of the Board. The Board has delegated administration of the 2021 Plan to the Compensation Committee of the Board. As used herein with respect to the 2021 Plan, the “Board” refers to the Compensation Committee as well as to the Board of Directors itself.

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Incentive stock options and stock appreciation rights related to incentive stock options may be granted under the 2021 Plan only to selected employees (including officers and directors who are employees) of the Company and its affiliates. Selected employees, non-employee directors and consultants are eligible to receive Stock Awards other than incentive stock options and such stock appreciation rights under the 2021 Plan. Non-employee directors are eligible only for nonstatutory stock options. No incentive stock option may be granted under the 2021 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the incentive stock option exercise price is at least 110%of the fair market value of the stock subject to the incentive stock option on the date of grant, and the term of the option does not exceed five years from the date of grant. For incentive stock options granted under the 2021 Plan, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its affiliates) may not exceed $100,000. Non-employee directors are eligible only for nonstatutory stock options.

If any Stock Award granted under the 2021 Plan expires or otherwise terminates without being exercised, the Common Stock not purchased pursuant to such Stock Awards again becomes available for issuance under the 2021 Plan.

The following is a description of the permissible terms of options under the 2021 Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

Exercise Price; Payment

The exercise price of incentive stock options under the 2021 Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see “Eligibility” above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options under the 2021 Plan may not be less than 85% of the fair market value of the Common Stock subject to the option on the date of the option grant. However, if options were granted with exercise prices below fair market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m). See “Federal Income Tax Information.” At April 1, 2021, the closing price of the Company’s Common Stock as reported on the OTC.Pink was $0.65 per share. In the event of a decline in the value of the Company’s Common Stock, The Board has the authority to offer employees the opportunity to replace outstanding higher priced options, whether incentive or nonstatutory, with new lower priced options. To date, the Board has not exercised such authority. To the extent required by Section 162(m), an option repriced under the 2021 Plan is deemed to be canceled and a new option granted. Both the options deemed to be canceled and the new options deemed to be granted will be counted against the2021 Plan share limitation. The exercise price of options granted under the 2021 Plan must be paid either: (a) in cash at the time the option is exercised; or (b) at the discretion of the Board, (i) by delivery of other Common Stock of the Company, (ii) pursuant to a deferred payment arrangement or (c) in any other form of legal consideration acceptable to the Board.

Option Exercise

Options granted under the 2021 Plan may become exercisable (“vest”) in cumulative increments as determined by the Board. Shares covered by options granted in the future under the 2021 Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may be exercised. In addition, options granted under the 2021 Plan may permit exercise prior to vesting, but in such event the optionee may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase shares not yet vested at their exercise price should the optionee leave the employ of the Company before vesting. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned stock of the Company or by a combination of these means.

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Term

The maximum term of options under the 2021 Plan is 10 years. Options under the 2021 Plan terminate three months after termination of the optionee’s employment or relationship as a consultant or director of the Company or any affiliate of the Company, unless (a) such termination is due to such person’s permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised at any time not exceeding twelve months following such termination; (b) the optionee dies while employed by or serving as a consultant or director of the Company or any affiliate of the Company, or within three months after termination of such relationship, in which case the option may be exercised (to the extent the option was exercisable at the time of the optionee’s death) within twelve months of the optionee’s death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (c) the option by its terms specifically provides otherwise. Individual options by their terms may provide for exercise within a longer period of time following termination of employment or the consulting relationship. The option term may also be extended in the event that exercise of the option within these periods is prohibited for specified reasons.

The following is a description of the permissible terms of stock bonuses and restricted stock purchase agreements under the 2021 Plan. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement includes the substance of each of the following provisions as appropriate:

Purchase Price

The purchase price under each restricted stock purchase agreement is such amount as the Board may determine and designate in such agreement, but in no event may the purchase price be less than eighty-five percent (85%) of the stock’s fair market value on the date such award is made. Notwithstanding the foregoing, the Board may determine that eligible participants in the 2021 Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company for its benefit.

Consideration

The purchase price of stock acquired pursuant to a stock purchase agreement must be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion. Notwithstanding the foregoing, the Board may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

Vesting

Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

Termination of Employment or Relationship as a Director or Consultant

In the event a participant’s continuous status as an employee, director or consultant terminates, the Company may repurchase or otherwise re-acquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

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Stock Appreciation Rights

The three types of Stock Appreciation Rights that are authorized for issuance under the 2021 Plan are as follows:

Tandem Stock Appreciation Rights. Tandem stock appreciation rights may be granted appurtenant to an option, and are generally subject to the same terms and conditions applicable to the particular option grant to which they pertain. Tandem stock appreciation rights require the holder to elect between the exercise of the underlying option for shares of stock and the surrender, in whole or in part, of such option for an appreciation distribution. The appreciation distribution payable on the exercised tandem right is in cash (or, if so provided, in an equivalent number of shares of stock based on fair market value on the date of the option surrender) in an amount up to the excess of (i) the fair market value (on the date of the option surrender) of the number of shares of stock covered by that portion of the surrendered option in which the optionee is vested over (ii) the aggregate exercise price payable for such vested shares.

Concurrent Stock Appreciation Rights. Concurrent stock appreciation rights may be granted appurtenant to an option and may apply to all or any portion of the shares of stock subject to the underlying option and are generally subject to the same terms and conditions applicable to the particular option grant to which they pertain. A concurrent right is exercised automatically at the same time the underlying option is exercised with respect to the particular shares of stock to which the concurrent right pertains. The appreciation distribution payable on an exercised concurrent right is in cash (or, if so provided, in an equivalent number of shares of stock based on fair market value on the date of the exercise of the concurrent right) in an amount equal to such portion as shall be determined by the Board at the time of the grant of the excess of (i) the aggregate fair market value (on the date of the exercise of the concurrent right) of the vested shares of stock purchased under the underlying option which have concurrent rights appurtenant to them over (ii) the aggregate exercise price paid for such shares.

Independent Stock Appreciation Rights. Independent stock appreciation rights may be granted independently of any option and are generally subject to the same terms and conditions applicable to nonstatutory stock options. The appreciation distribution payable on an exercised independent right may not be greater than an amount equal to the excess of (i) the aggregate fair market value (on the date of the exercise of the independent right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such independent right, and with respect to which the holder is exercising the independent right on such date, over (ii) the aggregate fair market value (on the date of the grant of the independent right) of such number of shares of Company stock. The appreciation distribution payable on the exercised independent right is in cash or, if so provided, in an equivalent number of shares of stock based on fair market value on the date of the exercise of the independent right.

If there is any change in the stock subject to the 2021 Plan or subject to any Stock Award granted under the 2021 Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the 2021 Plan and Stock Awards outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan, and the class, number of shares and price per share of stock subject to such outstanding options.

The 2021 Plan provides that, in the event of a dissolution or liquidation of the Company, specified type of merger or other corporate reorganization (a “Change-in-Control”), to the extent permitted by law, any surviving corporation will be required to either assume Stock Awards outstanding under the 2021 Plan or substitute similar options for those outstanding under such plan, or such outstanding options will continue in full force and effect. In the event that any surviving corporation declines to assume or continue Stock Awards outstanding under the 2021 Plan, or to substitute similar Stock Awards, then the time during which such Stock Awards may be exercised shall be accelerated and the Stock Awards terminated if not exercised during such time. Individual options may contain more liberal vesting acceleration provisions. The acceleration of a Stock Award in the event of a Change-in-Control may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

The Board may suspend or terminate the 2021 Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 2021 Plan will terminate on March 4, 2031. The Board may also amend the 2021 Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company within twelve months before or after its adoption by the Board if the amendment would: (a) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the Plan to satisfy Section 422 of the Code, if applicable, or Rule16b-3 (“Rule 16b-3”) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)); (b) increase the number of shares reserved for issuance upon exercise of options; or (c) change any other provision of the Plan in any other way if such modification requires stockholder approval in order to comply with Rule 16b-3 or satisfy the requirements of Section 422 of the Code. The Board may submit any other amendment to the 2021 Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

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Under the 2021 Plan, an incentive stock option may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution and during the lifetime of the optionee, may be exercised only by the optionee. A nonstatutory stock option may not be transferred except by will or by the laws of descent and distribution unless otherwise specified in the option agreement, in which case the nonstatutory stock option may be transferred upon such terms and conditions as set forth in the option, including pursuant to a domestic relations order. In any case, the optionee may designate in writing a third party who may exercise the option in the event of the optionee’s death. In addition, shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer that the Board deems appropriate.

Federal Income Tax Considerations.

Incentive Stock Options. Incentive stock options under the 2021 Plan are intended to be eligible for the favorable federal income tax treatment accorded “incentive stock options” under the Code. There generally are no federal income tax consequences to the optionee or the. Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee’s alternative minimum tax liability, if any. If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (b) the optionee’s actual gain, if any, on the purchase and sale. The optionee’s additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on how long the stock was held. Long-term capital gains currently are generally subject to lower tax rates than short-term capital gains (which are taxed at the ordinary income rate). The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum ordinary income rate is effectively 39.6% at the present time. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act. To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Nonstatutory Stock Options. Nonstatutory stock options granted under the 2021 Plan generally have the following federal income tax consequences:

There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock’s fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on how long the stock was held. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

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Restricted Stock and Stock Bonuses. Restricted stock and stock bonuses granted under the 2021 Plan generally have the following federal income tax consequences:

Upon acquisition of stock under a restricted stock or stock bonus award, the recipient normally will recognize taxable ordinary income equal to the excess of the stock’s fair market value over the purchase price, if any. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the recipient elects to be taxed on receipt of the stock. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long or short-term depending on how long the stock was held from the date ordinary income is measured. Slightly different rules may apply to persons who acquire stock subject to forfeiture.

Stock Appreciation Rights. No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right, the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the recipient in the year of such exercise. Generally, with respect to employees, the Company is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, the Company will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the recipient.

Potential Limitation on Company Deductions. As part of the Omnibus Budget Reconciliation Act of 1993, the U.S. Congress amended the Code to add Section 162(m), which denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to awards under the 2021 Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year. Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that: (i) the stock award plan contains a per-employee limitation on the number of shares for which stock options and stock appreciation rights maybe granted during a specified period; (ii) the per-employee limitation is approved by the stockholders; (iii) the award is granted by a compensation committee comprised solely of “outside directors”; and (iv) the exercise price of the award is no less than the fair market value of the stock on the date of grant. Compensation attributable to restricted stock will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of “outside directors”; and (ii) the purchase price of the award is no less than the fair market value of the stock on the date of grant. Stock bonuses qualify as performance-based compensation under the Treasury regulations only if: (i) the award is granted by a compensation committee comprised solely of “outside directors”; (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain; (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied; and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount (or formula used to calculate the amount) payable upon attainment of the performance goal).

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Any proposal which a stockholder intends to present for consideration and action at the next annual meeting of stockholders must be received in writing by the Company no later than July 31, 2021, and must conform to applicable Securities and Exchange Commission rules and regulations.

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OTHER MATTERS

The Company knows of no other matters to be brought before the Annual Meeting. However, if other matters come to their attention before the meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their judgment on such matters.

The Annual Report to Stockholders, covering the Company’s fiscal year ended December 31, 2020, including audited financial statements, is enclosed herewith. The Annual Report to Stockholders does not form any part of the material for solicitation of proxies. The Annual Report is the Company’s Form 10-K.

Where You Can Find Additional Information

We file annual, quarterly and current reports and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. You may read and copy this information at the Public Reference Section at the Securities and Exchange Commission at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-(202) 942-8088. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information about issuers that file electronically with the SEC. The address of that site is http://www.sec.gov. Our public filings are also available to the public from commercial document retrieval services.

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APPENDIX A

SECOND AMENDED AND RESTATED

ARTICLES OF INCORPORATION OF

SELECTIS HEALTH, INC.

(formerly Global Healthcare REIT, Inc.)

Pursuant to the Utah Business Corporation Act, (the “Act”) the undersigned being the President and Secretary of Selectis Health, Inc., formerly Global Healthcare REIT, Inc. (the “Company” or the “Corporation”) hereby affirm that the following Second Amended and Restated Articles of Incorporation correctly set forth the provisions of the Articles of Incorporation of the Company, as amended, as said Articles of Incorporation have been approved by the unanimous written consent of the Board of Directors pursuant to Section 16-10a-821 of the Act and a majority of the shareholders of the Company by majority written consent pursuant to Section 16-10a-704 of the Act, that the number of shares which executed the written consent for the Second Amended and Restated Articles of Incorporation was sufficient for such approval, and that the following Second Amended and Restated Articles of Incorporation supersede the original Articles of Incorporation and all amendments thereto.

ARTICLE I

NAME

The name of the Corporation is to be “Selectis Health, Inc”.

ARTICLE II

TERMS OF EXISTENCE

The Corporation shall exist in perpetuity, from and after the date of filing these Articles of Incorporation with the Secretary of State of the State of Utah, unless sooner dissolved or disincorporated according to law.

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ARTICLE III

OBJECT, PURPOSES AND POWERS

Section 1. General Objects and Purposes. To engage in any lawful activity as may from time to time be authorized by the Corporation’s Board of Directors, which is not prohibited by law or by these Articles of Incorporation. To undertake such other activities as the Board of Directors may deem reasonable or necessary in the furtherance of the general or specific purposes and powers of the Corporation.

Section 2. General Powers. Further, the Corporation shall have and may exercise all the rights, powers and privileges now or hereafter conferred upon corporations organized under the laws of the State of Utah and in addition may do everything necessary, suitable, proper for, or incident to, the accomplishment of any of these corporate purposes.

Section 3. Specific Purposes and Powers. Subject to any specific written limitations or restrictions imposed by the Utah Business Corporation Act or by other law, or by these Articles of Incorporation, and not in limitation of any of the statutory powers herein granted, the Corporation shall have the following purposes and exercise the following specific powers:

a. To Deal in Real Property. To acquire, hold, own, improve, manage, operate, let as lessor, sell, convey or mortgage, or otherwise deal with, either alone or in conjunction with others, real estate of every right, title or interest, character and description whatsoever and wheresoever situated.

b. To Deal in Personal Property, Generally. To acquire, hold, own, manage, operate, mortgage, pledge, hypothecate, exchange, sell, deal in and dispose of, either alone or in conjunction with others, personal property and commodities of every right, title or interest, character and description whatsoever and wheresoever situated.

c. To Enter into Profit Sharing Arrangements and Partnerships. To enter into any lawful arrangement for sharing profits, union of interest, reciprocal association, or cooperative association with any corporation, association, partnership, individual, or other legal entity for the carrying on of any business, the purpose of which is similar to the Purposes set forth in Section 1 of this Article, and to enter into any general or limited partnership, the purpose of which is similar to such Purposes.

d. To Execute Guarantees. To make any guaranty respecting stocks, dividends, securities, indebtedness, interest, contracts or other obligations created by any individual, partnership, association, corporation, or other entity, to the extent that such guaranty is made in pursuance to the Purposes set forth in Section 1 of this Article.

e. To Borrow Funds. To borrow or raise monies for any of the Purposes of the Corporation set forth in Section 1 of this Article, and, from time to time, without limit as to amount, to execute, accept, endorse, and deliver as evidence of such borrowing, all kinds of securities, including, but without limiting the generality thereof, promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable or non-negotiable instruments and evidences of indebtedness; and to secure the payment and full performance of such securities by mortgage on, or pledge, conveyance or assignment in trust of, the whole, or any part of the assets of the Corporation.

f. To Lend Funds. To lend money to individuals or other business entities and to charge interest for the same and to engage in the business, buying, loaning money upon, selling, transferring, assigning, discounting, borrowing money upon and pledging as collateral, and otherwise dealing as principal agent or broker in bills of lading, warehouse receipts, evidence of deposit and storage of personal property, bonds, stocks, promissory notes, commercial paper account, invoices, choses in action, interest in estates, contracts, mortgages on real or personal property, pledges of personal property and other evidence of indebtedness of persons, firms or corporations, and owning, holding or conveying such real estate as may be necessary in the operating of its business, and purchasing, acquiring and holding shares of stock in other corporations, domestic and foreign, and doing all things incidental thereto; to do a general brokerage business, to buy, sell and deal in all kinds of listed and unlisted stocks and bonds on commission; not for the purpose of carrying on the business of banking, insurance or the operation of railroads or the discounting of bills and notes, or the buying and selling of bills of exchange.

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g. Shareholder Action Without Meeting. Any action required or permitted by the Utah Business Corporation Act to be taken at a shareholder’s meeting may be taken without a meeting if (1) all of the shareholders entitled to vote thereon consent to such action in writing; or (2) the shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted consent to such action in writing. If action is taken by the shareholders without a meeting with less than unanimous consent of all shareholders entitled to vote upon such action, the corporation or the shareholders taking the action shall, upon receipt by the corporation of all writings necessary to effect the action, give notice of the action to all shareholders who were entitled to vote upon the action but who have not consented to the action in the manner provided for herein. The notice shall contain or be accompanied by the same material, if any, that would have been required under the Utah Business Corporation Act to be given to shareholders in or with a notice of the meeting at which the action would have been submitted to the shareholders.

Section 4. All the foregoing listed powers and/or purposes of the Corporation are both purposes and powers of the Corporation and shall be construed as such.

ARTICLE IV

CAPITAL STOCK

Section 1. The total number of shares of capital stock which the Corporation shall have authority to issue is One Billion Five Hundred Million (1,500,000,000) shares, of which Eight Hundred Million (800,000,000) shares shall be designated Class A Voting common stock, having a par value of $.05 each; Two Hundred Million (200,000,000) shares shall be designated Class B Non-Voting common stock, having a par value of $.05 each and Five Hundred Million (500,000,000) shall be designed as preferred stock, having a par value $.01 each. All or any part of the Class A Voting Common Stock, and Class B Non-Voting Common Stock may be issued by the Corporation from time to time and for such consideration and on such terms as may be determined and fixed by the Board of Directors, without action of the stockholders, as provided by law, unless the Board of Directors deems it advisable to obtain the advice of the stockholders. Said stock may be issued for money, property, services or other lawful consideration, and when issued shall be issued as fully paid and non-assessable. The private property of stockholders shall not be liable for Corporation debts.

Section 2. Rights of Class A Common Stock and Class B Common Stock.

(a) Equal Status. Except as otherwise provided in these Articles of Incorporation or required by applicable law, shares of Class A Common Stock and Class B Common Stock shall have the same rights and powers, rank equally (including as to dividends and distributions, and upon any liquidation, dissolution or winding up of the corporation), share ratably and be identical in all respects and as to all matters.

(b) Dividend and Distribution Rights. Shares of Class A Common Stock and Class B Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to any dividends or distributions as may be declared and paid from time to time by the Board of Directors out of any assets of the corporation legally available therefor; provided, however, that in the event a dividend is paid in the form of shares of Class A Common Stock or Class B Common Stock (or rights to acquire such shares), then holders of Class A Common Stock shall receive shares of Class A Common Stock (or rights to acquire such shares, as the case may be) and holders of Class B Common Stock shall receive shares of Class B Common Stock (or rights to acquire such shares, as the case may be), with holders of shares of Class A Common Stock and Class B Common Stock receiving, on a per share basis, an identical number of shares of Class A Common Stock or Class B Common Stock, as applicable. Notwithstanding the foregoing, the Board of Directors may pay or make a disparate dividend or distribution per share of Class A Common Stock or Class B Common Stock (whether in the amount of such dividend or distribution payable per share, the form in which such dividend or distribution is payable, the timing of the payment, or otherwise) if such disparate dividend or distribution is approved in advance by the affirmative vote (or written consent if action by written consent of stockholders is permitted at such time under this Articles of Incorporation) of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class.

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(c) Subdivisions, Combinations or Reclassifications. Shares of Class A Common Stock or Class B Common Stock may not be subdivided, combined or reclassified unless the shares of the other class are concurrently therewith proportionately subdivided, combined or reclassified in a manner that maintains the same proportionate equity ownership between the holders of the outstanding Class A Common Stock and Class B Common Stock on the record date for such subdivision, combination or reclassification; provided, however, that shares of one such class may be subdivided, combined or reclassified in a different or disproportionate manner if such subdivision, combination or reclassification is approved in advance by the affirmative vote (or written consent if action by written consent of stockholders is permitted at such time under this Articles of Incorporation) of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class.

(d) Liquidation, Dissolution or Winding Up. Subject to the preferential or other rights of any holders of Preferred Stock then outstanding, upon the dissolution, liquidation or winding up of the corporation, whether voluntary or involuntary, holders of Class A Common Stock and Class B Common Stock will be entitled to receive ratably all assets of the corporation available for distribution to its stockholders unless disparate or different treatment of the shares of each such class with respect to distributions upon any such liquidation, dissolution or winding up is approved in advance by the affirmative vote (or written consent if action by written consent of stockholders is permitted at such time under this Articles of Incorporation) of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class.

(e) Merger or Consolidation. In the case of any distribution or payment in respect of the shares of Class A Common Stock or Class B Common Stock upon the consolidation or merger of the Corporation with or into any other entity, or in the case of any other transaction having an effect on stockholders substantially similar to that resulting from a consolidation or merger, such distribution or payment shall be made ratably on a per share basis among the holders of the Class A Common Stock and Class B Common Stock as a single class; provided, however, that shares of one such class may receive different or disproportionate distributions or payments in connection with such merger, consolidation or other transaction if such merger, consolidation or other transaction is approved by the affirmative vote (or written consent if action by written consent of stockholders is permitted at such time under this Articles of Incorporation) of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class.

(f) Reorganization. In the case of any reorganization, share exchange, consolidation, conversion or merger of the Corporation with or into another person in which shares of Class A Common Stock or Class B Common Stock are converted into (or entitled to receive with respect thereto) shares of stock and/or other securities or property (including cash), each holder of a share of Class A Common Stock and each holder of a share of Class B Common Stock shall be entitled to receive with respect to each such share the same kind and amount of shares of stock and other securities and property (including cash). If the holders of shares of Class A Common Stock or of shares of Class B Common Stock are granted rights to elect to receive one of two or more alternative forms of consideration, the foregoing provision shall be deemed satisfied if holders of shares of Class A Common Stock and holders of shares of Class B Common Stock are granted substantially identical election rights, as the case may be.

(g). Voting Rights. At any meeting of the stockholders of the Corporation each holder of Class A Voting Common Stock shall be entitled to one vote for each share outstanding in the name of such holder on the books of the Corporation on the date fixed for determination of voting rights. Holders of Class B Non-Voting Common Stock shall have and exercise no right to vote on any matter presented the stockholders of the corporation for approval or any matter or action for which stockholder approval is required by the provisions of the Utah Business Corporation Act, or the Corporation’s Articles of Incorporation, as amended, or By-Laws, as amended.

The holders of Class A Voting Common Stock, by vote or concurrence of a majority of the outstanding shares of Class A Voting Common Stock of the Corporation entitled to vote on the subject matter, may take any action which would otherwise require a two-thirds (2/3) vote under the Utah Business Corporation Act.

(h). Cumulative Voting. Cumulative voting shall not be allowed in the election of directors or for any other purpose.

(i). Pre-Emptive Rights. Unless otherwise determined by the Board of Directors, no stockholder of the Corporation shall have pre-emptive rights to subscribe for any additional shares of stock, or for other securities of any class, or for rights, warrants or options to purchase stock for the scrip, or for securities of any kind convertible into stock or carrying stock purchase warrants or privileges.

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(j). Restrictions on Sale or Disposition. All lawful restrictions on the sale or other disposition of shares may be placed upon all or a portion or portions of the certificates evidencing the Corporation’s shares.

Section 3. The preferred stock of the Corporation shall be issued in one or more series as may be determined from time to time by the Board of Directors. In establishing a series the Board of Directors shall give to it a distinctive designation so as to distinguish it from the shares of all other series and classes, shall fix the number of shares in such series, and the preferences, rights and restrictions thereof. All shares of any one series shall be alike in every particular. All series shall be alike except that there may be variation as to the following: (1) the rate of distribution, (2) the price at and the terms and conditions on which shares shall be redeemed, (3) the amount payable upon shares for distributions of any kind, (4) sinking fund provisions for the redemption of shares, and (5) the terms and conditions on which shares may be converted if the shares of any series are issued with the privilege of conversion, and (6) voting rights except as limited by law.

ARTICLE V

REGISTERED OFFICE AND AGENT

The address of the registered agent of the Corporation will be CT Corporation at 136 E. South Temple Street # 2100, Salt Lake City UT 84111. The Corporation may conduct part or all of its business in the State of Utah, or the United States, or of the world, and it may hold, purchase, mortgage, lease and convey real and personal property in any of such places.

ARTICLE VI

DIRECTORS

The business and affairs of this Corporation and the management thereof shall be vested in a Board of Directors consisting of not less than one (1) nor more than ten (10) members. Directors need not be stockholders of the Corporation. The number of directors may be increased or decreased from time to time, within the limits stated above, by action of the majority of the whole Board of Directors.

(a) The Board of Directors, shall be divided into three classes, as nearly equal in number as possible, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The initial division of the Board of Directors into classes shall be made by the decision of the affirmative vote of a majority of all directors. Class I directors shall initially serve until the first annual meeting of stockholders following the effectiveness of this Article VI; Class II directors shall initially serve until the second annual meeting of stockholders following the effectiveness of this Article VI; and Class III directors shall initially serve until the third annual meeting of stockholders following the effectiveness of this Article VI. Commencing with the first annual meeting of stockholders following the effectiveness of this Article VI, directors of each class the term of which shall then expire shall be elected to hold office for a three-year term and until the election and qualification of their respective successors in office. In case of any increase or decrease, from time to time, in the number of directors, the number of directors (other than Preferred Stock Directors) in each class shall be apportioned as nearly equal as possible, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

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(b) The name(s) of the person(s) who are to serve as director(s) of each Class of Directors as of the Effective Time are:

Class of Directors	Name

Class I Director	Clifford L. Neuman

Class II Director	Adam Desmond

Class III Director	Lance Baller Christopher R. Barker

(c) There shall be no cumulative voting in the election of directors. Election of directors need not be by written ballot unless the By-laws of the Corporation so provide.

(d) Vacancies on the Board resulting from death, resignation, removal or otherwise and newly created directorships resulting from any increase in the number of directors may be filled as set forth below:

(i) If a Class I, Class II or Class III Director, the vacancy shall be filled solely by a majority of the remaining Directors then in office (although less than a quorum) or by the sole remaining Director, and each Director so elected shall be of the same Class as the Director who is deceased, resigns or removed and shall hold office for the remainder of the term of the Director who is replaced and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

(e) Removal of Directors.

(i) Any Class I, II or III Director may be removed from office, with or without cause, by the affirmative vote of the holders of not less than a majority of the total voting power of all outstanding Class A Common Stock of the Corporation.

(f) Notwithstanding the foregoing, whenever the holders of one or more classes or series of Preferred Stock shall have the right, voting separately as a class or series, to elect directors, the election, term of office, filling of vacancies, removal and other features of such directorships shall be governed by the terms of the Preferred Stock set by the Board pursuant to ARTICLE 4 applicable thereto, and such directors so elected shall not be subject to the provisions of this ARTICLE 6 unless otherwise provided therein.

ARTICLE VII

RIGHTS OF DIRECTORS, OFFICERS AND MANAGEMENT

TO CONTRACT WITH CORPORATION

No contract or other transaction between the Corporation and any other corporation whether or not a majority of the shares of capital stock of such other corporation is owned by this Corporation, and no act of this Corporation shall be in any way affected or invalidated by the fact that any of the directors, officers or other members of the management of this Corporation are pecuniarily or otherwise interested in or are directors, officers or members of management of such other corporation. Any director, officer or other member of management of this Corporation individually, or any firm of which such director, officer or member of management may be a member, may be a party to, or may be pecuniarily or otherwise interested in, any contract or transaction of this Corporation, provided, however, that the fact that he or such firm is so interested shall be disclosed or shall have been known to the Board of Directors of this Corporation or a majority thereof. Any director of this Corporation who is also a director, officer or member of management of such other corporation, or who is so interested, may be counted in determining the existence of a quorum at any meeting of the Board of Directors of this Corporation that shall authorize such contract or transaction, and may vote at any such meeting to authorize such contract or transaction, with like force and effect as if he were not such director, officer or member of management of such other corporation or not so interested.

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ARTICLE VIII

INDEMNIFICATION

The Corporation may and shall indemnify each director, officer and any employee or agent of the Corporation, his heirs, executors and administrators, against any and all expenses or liability reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party by reason of his being or having been a director, officer, employee or agent of the Corporation to the full extent required or permitted by the Utah Business Corporation Act.

ARTICLE IX

CORPORATE OPPORTUNITIES

The officers, directors and other members of management of this Corporation shall be subject to the Doctrine of Corporate Opportunities only insofar as it applies to business opportunities in which this Corporation has expressed an interest as determined from time to time by the Corporation’s Board of Directors as evidenced by resolutions appearing in the Corporation’s Minutes. When such areas of interest are delineated, all such business opportunities within such areas or interests which come to the attention of the officers, directors and other members of management of this Corporation shall be disclosed promptly to this Corporation and made available to it. The Board of Directors may reject any business opportunity presented to it and therefore any officer, director or other member of management may avail himself of such opportunity. Until such time as this Corporation, through its Board of Directors, has designated an area of interest, the officers, directors and other members of management of this Corporation shall be free to engage in such areas of interest on their own and this Doctrine shall not limit the rights of any officer, director or other member of this Corporation to continue a business existing prior to the time that such area of interest is designated by this Corporation, other than an officer, director or member of management, from any duty which he may have to the Corporation.

ARTICLE X

PARTIAL LIQUIDATION

The Board of Directors may, from time to time, distribute to the Corporation’s shareholders, in partial liquidation, out of stated capital or capital surplus of the Corporation, a portion of its assets, in cash or properties if (a) at the time the Corporation is solvent; (b) such distribution would not render the Corporation insolvent; (c) all cumulative dividends on all preferred or special classes of shares entitled to preferential dividends shall have been paid fully; (d) the distribution would not reduce the remaining net assets of the Corporation below the aggregate preferential amount payable in the amount of voluntary liquidation to the holders of shares having preferential rights to the assets of the Corporation in the event of liquidation; (e) the distribution is not made out of capital surplus arising from unrealized depreciation of assets of re-evaluation of surplus; (f) the distribution is identified as a distribution in partial liquidation and the amount per share is disclosed to the shareholders receiving the same concurrently with the distribution thereof.

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ARTICLE XI

DIRECTORS’ LIABILITY

a. A director of this Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that such exemption from liability or limitation thereof is not permitted under the Utah Business Corporation Act as the same exists or may hereafter be amended.

b. Any repeal or modification of the foregoing paragraph A by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

The name and mailing address of the individual who causes this document to be delivered for filing, and to whom the Secretary of State may deliver notice if filing of this document is refused, are Clifford L. Neuman, 6800 N. 79th Street, Suite 200, Niwot, CO. 80503.

The foregoing Second Amended and Restated Articles of Incorporation of Selectis Health, Inc., f/k/a Global Healthcare REIT, Inc. were duly adopted by the stockholders of the Corporation pursuant to Section 16-10a-704 of the Act and the Board of Directors of the Corporation pursuant to Section 16-10a-821 of the Act in the manner prescribed by the Utah Revised Business Corporations Act.

The number of shares of the Corporation issued and outstanding at the time of the adoption of such Second Amended and Restated Articles of Incorporation was ________________ and the number entitled to vote thereon was ______________.

The designation and number of outstanding shares of each class entitled to vote thereon as a class was as follows, to wit:

Class:	Common Voting Stock
Number of Shares:	_________________
Number of Shares Voting For The Amendment:	_________________

The foregoing Amendments do not effect a change in the amount of stated capital.

Dated this ___ day of ______, 2021	Selectis Health, Inc., f/k/a Global Healthcare REIT, Inc.

By:
C. Randy Barker, its President

Clifford L. Neuman, Secretary

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An Assumed Tradename of

GLOBAL HEALTHCARE REIT, INC.

Dear Fellow Selectis Health Stockholders,

You are cordially invited to attend the Annual Meeting of Stockholders of Selectis Health, Inc., an assumed tradename of Global Healthcare REIT, Inc. (the “Company” or “Selectis”), which will be held virtually on May 24, 2021, at 11:00 am Mountain Time. In light of the continuing public health impact of the ongoing COVID-19 pandemic and to support the health and safety of the Company’s stockholders and attendees, the Annual Meeting will be held in a virtual meeting format via live webcast at www.virtualshareholdermeeting.com/GBCS2021, where you will be able to listen to the meeting live, submit questions and vote. You will need your control number included in your proxy card. There will be no in-person meeting.

At the Annual Meeting, we will ask you to elect four members of our Board of Directors, provide your advisory approval of our executive compensation, approve the 2021 Selectis Health Equity Incentive Plan, approve our proposed Second Amended and Restated Articles of Incorporation, approve a Reverse Split, and ratify the appointment of Malone Bailey LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021. We will also discuss any other business matters properly brought before the meeting. The attached proxy statement explains our voting procedures, describes the business we will conduct, and provides information about the Company that you should consider when you vote your shares.

We are mailing the Proxy Materials and 2020 Annual Report to our shareholders of record on April 8, 2021. You can also view the Proxy Materials and 2020 Annual Report on the Internet at www.proxyvote.com.

Your vote is very important to us. Whether or not you plan to attend the Annual Meeting virtually, we encourage you to vote promptly. You may vote by mailing a completed proxy card, by phone or the Internet.

Thank you for your continued support of Selectis Health, Inc.

Sincerely,

LANCE BALLER
Chief Executive Officer

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An Assumed Tradename of

GLOBAL HEALTHCARE REIT, INC.

Notice of Virtual Annual Meeting of Stockholders

NOTICE IS HEREBY GIVEN, that the Annual Meeting of Stockholders of Selectis Health, Inc., an assumed tradename of Global Healthcare REIT, Inc. (the “Company” or “Selectis”) will be held virtually on the internet due to precautions necessitated by the COVID-19 pandemic. You will not be permitted to attend the meeting in person. The following information is being provided as a summary, and is qualified in its entirety by the information contained in the Company’s Proxy Statement accompanying this Notice:

Date:	May 24, 2021

Time:	11:00 a.m., Mountain Time

Webcast:	www.virtualshareholdermeeting.com/GBCS2021

Record Date:	You may vote if you were a stockholder of record at the close of business on April 8, 2021.

Voting by Proxy:

To ensure that your vote is properly recorded, please vote as soon as possible, even if you plan to attend the annual meeting. Stockholders who own shares in their own name (a record owner) have three options for submitting their vote by proxy: (1) by Internet, (2) by phone or (3) by mail. You may also vote online during the annual meeting by clicking on the Cast Your Vote link at www.virtualshareholdermeeting.com/GBCS2021

When you access the virtual meeting webpage, have available your control number, which is included on your proxy card. For further details about voting, please refer to the section entitled “About the Annual Meeting” beginning on page 1 of the attached Proxy Statement.

If you hold your shares in “street name,” you must follow the instructions of your bank, broker or other nominee in order to direct them how to vote the shares held in your account, or obtain a legal proxy to vote online at the meeting. You must provide your broker, bank or other nominee with instructions on how to vote your shares in order for your shares to be voted on certain non-routine matters presented at the annual meeting. If you do not instruct your broker, bank or other nominee on how to vote in the election of directors, the advisory approval of the compensation of our named executive officers, the approval of a Reverse Split of our outstanding shares of common stock and equity securities of up to one-for-twelve, the approval of the 2021 Selectis Health Equity Incentive Plan, or the approval of the Company’s proposed Amended and Restated Article of Incorporation, your shares will not be voted on these matters. For an explanation of how you can vote your “street name” shares at the meeting, see “How do I vote?” on page 4.

Business	At the Annual Meeting, stockholders will be asked to vote upon the following proposals:

●	To approve the Company’s proposed Second Amended and Restated Articles of Incorporation;

●	To elect four directors as follows:
Class I Directors: initial term expires in one year; nominee Clifford Neuman
Class II Directors: initial term expires in two years: nominee Adam Desmond

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Class III Directors: Initial term expires in three years: nominees Lance Baller and Christopher R. Barker.

●	To approve, in an advisory vote, our executive compensation;

●	To approve, in an advisory vote, the frequency of say on pay;

●	To approve a Reverse Split of up to one-for-twelve at the discretion of the Board;

●	To approve the 2021 Selectis Health Equity Incentive Plan;

●	To ratify the appointment of Malone Bailey LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and

●	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

This notice and proxy statement are first being mailed to stockholders on or about April 20 ,2021. Our 2021 Proxy Statement and 2020 Annual Report are available at http://www.proxyvote.com.

By order of the Board of Directors,

Clifford Neuman

Secretary

Denver, Colorado

April 8, 2021

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Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 23, 2021. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Use the 16-digit control number (which is included on your proxy card) to log in and follow the instructions to vote.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on May 23, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE CONFIRMATION
If you are a shareholder of record, you may confirm that your instructions were received and included in the final tabulation to be issued at the Virtual Annual Meeting on May 24, 2021 via the Proxy Vote Confirmation link at www.proxyvote.com by using the information printed in the box marked by the arrow. Vote Confirmation is available 24 hours after your vote is received beginning May 25, 2021, with the final vote tabulation remaining available for up to two months after the Virtual Annual Meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D49663-P55150

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GLOBAL HEALTHCARE REIT, INC.

The Board of Directors recommends you vote FOR the following:

			For	Withhold
1.	**To elect all of the nominees listed below:**			
1a.	Clifford L. Neuman	Class I Director	☐	☐
1b.	Adam Desmond	Class II Director	☐	☐
1c.	Lance Baller	Class III Director	☐	☐
1d.	C. Randy Barker	Class III Director	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

		For	Against	Abstain
2.	**To ratify the selection of our independent registered public accountants**	☐	☐	☐
3.	**Advisory Vote of the Company's Executive Compensation (Say-on-Pay)**	☐	☐	☐

The Board of Directors recommends you vote 2 years on the following proposal:

		1 Year	2 Years	3 Years	Abstain
4.	**Advisory Vote on the Frequency of a Shareholder Vote on Executive Compensation (Say-on-Frequency)**	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

		For	Against	Abstain
5.	**Approve our proposed Second Amended and Restated Articles of Incorporation**	☐	☐	☐
6.	**Approve our 2021 Selectis Health Equity Incentive Plan**	☐	☐	☐
7.	**Approve a Reverse Split of our Common Stock by a ratio of up to one-for-twelve**	☐	☐	☐

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES, FOR PROPOSALS 2, 3, 5, 6, AND 7 AND FOR EVERY 2 YEARS ON PROPOSAL 4, AND IN THE DISCRETION OF THE PERSON HOLDING THE PROXY FOR ANY OTHER BUSINESS.

(NOTE: Should you desire to appoint a proxy other than the management designee named above, strike out the name of the management designee and insert the name of your proxy in the space provided above. Should you do this, give this proxy card to the person you appoint instead of returning the proxy card to the Company.)

Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D49664-P55150

VIRTUAL ANNUAL MEETING PROXY CARD

PROXY SOLICITED ON BEHALF OF THE COMPANY

The undersigned hereby constitutes and appoints Lance Baller or C. Randy Barker with full power of substitution, the true and lawful attorney and proxy of the undersigned to attend the Annual Meeting of the Shareholders of Global Healthcare REIT, Inc., d/b/a Selectis Health, Inc. (the "Company") to be held virtually on the Internet on May 24, 2021 11:00 a.m., Mountain Time, or any adjournment or adjournments thereof, and vote all the shares of the Company standing in the name of the undersigned with all the powers the undersigned would possess if present at said meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side